New York Supplement, dated October 3, 1997


                                       to


                         Prospectus, dated October 3, 1997



                           VARIABLE IMMEDIATE ANNUITY

                       Variable Immediate Annuity Contract
                       Funded Through the Investment Funds
                              of Separate Account A


                                   Issued by:


            The Equitable Life Assurance Society of the United States



For Contracts issued in New York only, the transfer provisions set forth in the prospectus, dated October 3, 1997, are amended to provide that transfers among the Investment Funds are available under the Contract once per month without tax liability or charge.


The transfer will be made on the date the annuity payment for that month is due if we receive your election for the transfer at least one Business Day in advance of such date. Your election must be made in a form we accept according to our rules which then apply.


44532

                           VARIABLE IMMEDIATE ANNUITY


                        PROSPECTUS DATED OCTOBER 3, 1997


                             ----------------------

             VARIABLE IMMEDIATE ANNUITY CONTRACT FUNDED THROUGH THE
                     INVESTMENT FUNDS OF SEPARATE ACCOUNT A

                                   Issued By:
            The Equitable Life Assurance Society of the United States

This prospectus describes the single premium payment Variable Immediate Annuity Contract (CONTRACT) offered by The Equitable Life Assurance Society of the United States (EQUITABLE LIFE). The Contract is designed to implement the payment of annuity benefits to be received as part of a retirement plan.

The Contract offers a Variable Income Annuity Option funded through one or more of the fourteen variable investment funds (INVESTMENT FUNDS) of Separate Account A (SEPARATE ACCOUNT) listed below. The Contract also offers a Fixed Income Annuity Option funded by our general account and available in combination with the Variable Income Annuity Option.

                                                        INVESTMENT FUNDS
----------------------------------------------------------------------------------------------------------------------------------
o  Alliance Money Market                      o  Alliance Growth & Income                 Alliance Asset Allocation Series:
o  Alliance Intermediate Government           o  Alliance Equity Index                    o  Alliance Conservative Investors
   Securities                                 o  Alliance Common Stock                    o  Alliance Balanced
o  Alliance Quality Bond                      o  Alliance Global                          o  Alliance Growth Investors
o  Alliance High Yield                        o  Alliance International
                                              o  Alliance Aggressive Stock
                                              o  Alliance Small Cap Growth

We invest each Investment Fund in shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (TRUST), a mutual fund whose shares are purchased by separate accounts of insurance companies. The prospectus for the Trust, directly following this prospectus, describes the investment objectives, policies and risks of the Portfolios.

Transfers among the Investment Funds are permitted. No transfers are permitted between the Fixed Income Annuity Option and the Variable Income Annuity Option. After a Contract has been issued, it may not be surrendered. The Contract has no cash value. Monthly payments under the Variable Income Annuity Option will vary in accordance with the investment performance of the Investment Funds.

This prospectus provides information about the Contract that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless it is attached to a current prospectus for the Trust, which you should also read carefully.


A registration statement relating to the Separate Account has been filed with the Securities and Exchange Commission (SEC). The statement of additional information (SAI), dated October 3, 1997, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to the Processing Office at P.O. Box 2494, New York, New York 10116-2494 or calling 1-800-245-1230, our toll-free number. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------
                                 Copyright 1997
                      The Equitable Life Assurance Society
                of the United States, New York, New York 10104.
                              All rights reserved.

                                    888-1119                     Cat. No. 127224

--------------------------------------------------------------------------------

                          PROSPECTUS TABLE OF CONTENTS

--------------------------------------------------------------------------------

GENERAL TERMS                                        PAGE 3

PART 1:   SUMMARY                                    PAGE 4
Equitable Life                                         4
Income Annuity Options                                 4
Premium Payments                                       4
Transfers                                              4
10-Day Free Look                                       5
Charges                                                5
Fee Table                                              6
Trust Annual Expenses                                  6

PART 2:   SEPARATE ACCOUNT A AND
          ITS INVESTMENT FUNDS                       PAGE 7
Separate Account A                                     7
The Trust                                              7
The Trust's Investment Adviser                         8
Investment Policies and Objectives
   of the Trust's Portfolios                           9

PART 3:   VARIABLE INCOME
          ANNUITY OPTIONS                           PAGE 11

PART 4:   FIXED INCOME
          ANNUITY OPTION                            PAGE 12

PART 5:   PROVISIONS OF THE
          CONTRACTS                                 PAGE 13
Selecting Annuity Options                             13
Premium Payments under
   the Contracts                                      13
Transfers                                             13
Annuity Distribution Options                          14
How Payments Are Determined                           14
Distribution of the Contract                          14

PART 6:   DEDUCTIONS AND
          CHARGES                                   PAGE 15
Trust Charges to Portfolios                           15
Charges to Investment Funds                           15
Administrative Expense Charge                         15
Other Charges                                         15
Charge for Applicable Taxes                           16

PART 7:   VOTING RIGHTS                             PAGE 17
Trust Voting Rights                                   17
Separate Account Voting Rights                        17
Voting Rights of Others                               17
Changes in Applicable Law                             17

PART 8:   TAX ASPECTS OF THE
          CONTRACT                                  PAGE 18
Tax Changes                                           18
Taxation of Annuity Payments                          18
Special Rules for Tax Favored
Retirement Programs                                   19
Qualified Plans and TSAs                              19
IRAs                                                  19
Federal and State Income Tax
   Withholding                                        20
Special Rules for Contracts
   Issued in Puerto Rico                              21
Impact of Taxes to Equitable Life                     21

PART 9:   FINANCIAL STATEMENTS                      PAGE 22

APPENDIX                                            PAGE 23

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS                                   PAGE 24

--------------------------------------------------------------------------------

                                  GENERAL TERMS

--------------------------------------------------------------------------------

The Contract is designed as an annuity benefit payment vehicle for either personal or employer-sponsored retirement programs. In this prospectus, the terms "we," "our" and "us" mean The Equitable Life Assurance Society of the United States (Equitable Life). The terms "you" and "your" refer to the Contract Owner.

AIR--The assumed base rate of net investment return used in determining monthly payments under the Contract.

ANNUITANT--The individual who is the measuring life for determining annuity benefits. The Annuitant may, in certain cases, not be the Contract Owner. The Annuitant is entitled to exercise rights under a Contract only if that person is also the Contract Owner.

ANNUITY UNIT--Premiums allocated to an Investment Fund purchase annuity units in that Investment Fund. The "Annuity Unit Value" is the dollar value of each Annuity Unit in an Investment Fund on a given date.

BUSINESS DAY--Generally, our Business Day is any day on which Equitable Life is open and the New York Stock Exchange is open for trading. We are closed on national business holidays and also on Martin Luther King, Jr. Day and the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT--The Variable Immediate Annuity Contract.

CONTRACT DATE--This is the Business Day, and any anniversary thereof, we receive at our Processing Office the properly completed and signed application form for your Contract, any other required documentation and a premium payment.

CONTRACT OWNER--The person who owns the Contract. The person who is entitled to exercise rights under the Contract and to receive the annuity benefits (unless another payee is designated).

INCOME ANNUITY OPTIONS--The Variable Income Annuity funded by one or more of the fourteen Investment Funds, and the Fixed Income Annuity funded by our general account and available in combination with the Variable Income Annuity.

INVESTMENT FUNDS--These are the fourteen variable investment funds of the Separate Account that are listed on the first page of this prospectus.

PORTFOLIOS--The portfolios of the Trust that correspond to the Investment Funds of the Separate Account.

PROCESSING OFFICE--The office to which all premiums, written requests or other written communications must be sent.

SAI--The Statement of Additional Information.

SEPARATE ACCOUNT--Our Separate Account A.

TRUST--The Hudson River Trust, a mutual fund in which the assets of Separate Account A are invested.

--------------------------------------------------------------------------------

                                 PART 1: SUMMARY

--------------------------------------------------------------------------------

The following Summary is qualified in its entirety by the terms of the Contract as issued and the more detailed information appearing elsewhere in the prospectus. Please be sure to read the prospectus in its entirety.

EQUITABLE LIFE

EQUITABLE LIFE is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Equitable Life has been selling annuities since the turn of the century. Our Home Office is located at 1290 Avenue of the Americas, New York, New York 10104. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States.

Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the HOLDING COMPANY). The largest stockholder of the Holding Company is AXA-UAP S.A. (AXA), a French company. As of March 31, 1997, AXA beneficially owned approximately 63.8% of the outstanding common stock of the Holding Company (assuming conversion of convertible preferred stock held by AXA). Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including
Equitable Life. AXA is the holding company for an international group of insurance and related financial service companies.

Equitable Life, the Holding Company and their subsidiaries managed approximately $240.8 billion of assets as of March 31, 1997, including third-party assets of approximately $184.1 billion. We are one of the nation's leading pension fund managers. These assets are primarily managed for retirement and annuity programs for businesses, tax-exempt organizations and individuals. This broad customer base includes nearly half the Fortune 100, more than 42,000 small businesses, state and local retirement funds in more than half the 50 states, approximately 250,000 employees of educational and non-profit institutions, as well as nearly 500,000 individuals. Millions of Americans are covered by Equitable Life's annuity, life and pension contracts.

INCOME ANNUITY OPTIONS

The Contract offers the Variable Income Annuity Option, funded through one or more of the fourteen Investment Funds (Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield, Alliance Growth & Income, Alliance Equity Index, Alliance Common Stock, Alliance Global, Alliance International, Alliance Aggressive Stock, Alliance Small Cap Growth and the Alliance Asset Allocation Series: Alliance Conservative Investors, Alliance Balanced and Alliance Growth Investors) and a Fixed Income Annuity Option funded by our general account and available in combination with the Variable Income Annuity Option. The Fixed Income Annuity Option is not available separately under this Contract.

Each Investment Fund invests in shares of a corresponding Portfolio of the Trust. The attached Trust prospectus describes the investment objectives and policies of the Portfolios available to Contract Owners. The Income Annuity Options are available only in forms that provide for life contingencies. Once issued, a Contract may not be surrendered. The Contract does not have a cash surrender value.

PREMIUM PAYMENTS

The single premium payment for a Contract must be made by check, drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection.

You may instruct us to allocate your payment to one or more of the Investment Funds under a Variable Income Annuity Option, whether or not purchased in combination with a Fixed Income Annuity Option. Allocation percentages must be in whole numbers and the sum of your allocations must equal 100%.

TRANSFERS

You may direct us to transfer funds among the Investment Funds available under the Contract at least once per year, on the Contract Date, although Equitable Life may, in accordance with its procedures, allow more frequent transfers without tax liability or charge. The Fixed Income Annuity Option does not provide for transfers.

10-DAY FREE LOOK

You have the right to examine your Contract for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look is extended if your state requires a refund period of longer than 10 days. This right applies only to the initial Owner of a Contract.

For premium payments allocated to Investment Funds, your refund will equal that premium payment plus or minus any investment gain or loss through the date we receive your Contract at our Processing Office less any annuity payments you may have already received. Certain daily charges will also be automatically deducted. For premium payments allocated to purchase the Fixed Income Annuity Option, the refund will equal the amount allocated to the Fixed Income Annuity Option, without interest, less any payments already received. Some states or Federal income tax regulations may require that we calculate the refund differently. We follow these same procedures if you change your mind before a Contract has been issued, but after a premium payment has been made.

In certain cases, there may be tax implications to canceling your Contract during the free look period. You should consult your own tax adviser prior to investing.

CHARGES

Following is a summary of the charges which are applicable, directly or indirectly, under your Contract.

O ADMINISTRATIVE EXPENSE CHARGE--A onetime charge of $350 is deducted from the premium payment for administrative expenses of the Contract.

O OTHER CHARGES--A charge equal to 6% of the premium payment is deducted for sales expenses when the premium payment is made. No other sales charge applies.

O CHARGES TO INVESTMENT FUNDS--We make daily charges for certain expenses of the Contract, including mortality and expense risks and administrative expenses, including financial accounting. The charges are assessed against the Separate Account assets at an annual rate not to exceed 1.25% for mortality and expense risks and 0.30% for administrative expenses, including financial accounting. The Annuity Unit Values reflect these charges.

O CHARGE FOR APPLICABLE TAXES--We deduct a charge for applicable taxes, such as state or local premium taxes, that might be imposed in your state. The current tax charge that might be imposed varies by state and ranges from 0% to 3.50% of the premium payment made; the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

O TRUST CHARGES TO PORTFOLIOS--Investment advisory fees and other expenses of the Trust are charged daily against the Trust's assets. These charges are reflected in the daily share prices of the Portfolios and, indirectly, in the Annuity Unit Values for the Investment Funds.

FEE TABLE

The following table will assist you in understanding the various costs and expenses you will bear directly or indirectly under your Contract so that you may compare them with other products. The only expenses shown in the tables that apply to the Fixed Income Annuity Option are the Administrative Expense Charge and Front-End Sales Charge. The table reflects expenses of the Separate Account as well as the Trust. A deduction of a charge for any applicable state or local taxes may also apply. For more complete information, see "Part 6: Deductions and Charges."

CONTRACT OWNER TRANSACTION EXPENSES
    ADMINISTRATIVE EXPENSE CHARGE (DEDUCTED FROM PREMIUM PAYMENT)....  $350
    OTHER CHARGES (AS A PERCENTAGE OF PREMIUM PAYMENT)...............  6%

SEPARATE ACCOUNT ANNUAL EXPENSES (MAXIMUM)
    Mortality and Expense Risk Charge................................  1.25%
    Asset-Based Administrative Charge................................  0.30%
    Total Separate Account Annual Expenses (1).......................  1.55%

HUDSON RIVER TRUST ANNUAL EXPENSES

                                                   ALLIANCE
                                   ALLIANCE      INTERMEDIATE        ALLIANCE                   ALLIANCE
                                    MONEY         GOVERNMENT         QUALITY      ALLIANCE       GROWTH &      ALLIANCE
                                    MARKET        SECURITIES           BOND      HIGH YIELD       INCOME      EQUITY INDEX
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees             0.35%           0.50%             0.53%        0.60%          0.55%         0.33%
Other Expenses                       0.04%           0.09%             0.05%        0.06%          0.05%         0.05%
---------------------------------------------------------------------------------------------------------------------------
Total Trust Annual
   Expenses (2) (3)                  0.39%           0.59%             0.58%        0.66%          0.60%         0.38%
===========================================================================================================================


                           ALLIANCE                            ALLIANCE     ALLIANCE     ALLIANCE                 ALLIANCE
                            COMMON    ALLIANCE    ALLIANCE    AGGRESSIVE   SMALL CAP   CONSERVATIVE   ALLIANCE     GROWTH
                             STOCK     GLOBAL   INTERNATIONAL    STOCK       GROWTH      INVESTORS    BALANCED   INVESTORS
---------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees      0.38%     0.65%      0.90%         0.55%       0.90%        0.48%         0.42%      0.53%
Other Expenses                0.03%     0.08%      0.18%         0.03%       0.10%        0.07%         0.05%      0.06%
---------------------------------------------------------------------------------------------------------------------------
Total Trust Annual
   Expenses (2) (3)           0.41%     0.73%      1.08%         0.58%       1.00%        0.55%         0.47%      0.59%
===========================================================================================================================

---------
Notes:
(1) We are currently charging only 0.50% against the amounts held in the Investment Funds. We reserve the right to impose a charge in the future of up to 1.55% against the amounts held in the Investment Funds.

(2) Effective May 1, 1997, a new Investment Advisory Agreement was entered into between the Trust and Alliance Capital Management L.P., the Trust's Investment Adviser, which effected changes in the Trust's management fee and expense structure. See the Trust prospectus for more information.

     The table reflects the Trust's expenses and is based on average portfolio net assets for the year ended December 31, 1996 and has been restated to reflect (i) the fees that would have been paid to Alliance if the current advisory agreement had been in effect as of January 1, 1996 and (ii) estimated accounting expenses for the year ending December 31, 1997. The amounts shown for the Alliance Small Cap Growth Portfolio, which commenced operations on May 1, 1997, are estimates.

(3) The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. The Trust expenses are shown as a percentage of each Portfolio's average net assets. See "Trust Charges to Portfolios" in Part 6.

--------------------------------------------------------------------------------

                         PART 2: SEPARATE ACCOUNT A AND
                              ITS INVESTMENT FUNDS

--------------------------------------------------------------------------------

SEPARATE ACCOUNT A

Separate Account A is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 ACT). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has several Investment Funds, each of which invests in shares of a corresponding Portfolio of the Trust. You may allocate some or all of your premium among the Investment Funds.

The assets of the Separate Account are our property. As a separate account under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the Contract will not be chargeable with liabilities arising out of any other business we may conduct. Accordingly, income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We are the issuer of the Contract, and the obligations set forth in the Contract (other than those of Annuitants or Contract Owners) are our obligations.

In addition to the premium payment made under your Contract, we may allocate to the Separate Account monies received under other annuity contracts, certificates or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Contract or to other contracts, certificates or agreements, or we may transfer them to our general account.

We reserve the right, subject to compliance with applicable law, including approval of Contract Owners if required, (1) to add new Investment Funds (or sub-divisions of Investment Funds) to, or remove Investment Funds (or sub-divisions of Investment Funds) from, the Separate Account; or to add other separate accounts in addition to or in place of the Separate Account, (2) to combine any two or more Investment Funds or sub-divisions thereof, (3) to transfer assets determined by us to be the share of the class to which the Contracts belong from any of the Investment Funds to another Investment Fund by withdrawing the same percentage of each investment in that Investment Fund with appropriate adjustments to avoid odd lots and fractions, (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act (which may be directed by a committee which may be composed of a majority of persons who are "interested persons" of Equitable Life under the 1940 Act, which committee may be discharged by us at any time) or in any other form permitted by law, including a form that allows us to make direct investments, (5) to deregister the Separate Account under the 1940 Act, (6) to cause one or more Investment Funds to invest in a mutual fund other than or in addition to the Trust, (7) to discontinue the sale of Contracts, (8) to terminate any employer or plan trustee agreement pursuant to its terms and (9) to restrict or eliminate any voting rights of Contract Owners or other people who have voting rights that affect the Separate Account.

If any changes are made that result in a material change in the underlying investments of an Investment Fund, Contract Owners will be notified. We may make other changes in the Contracts that do not reduce any annuity benefit, or other accrued rights or benefits.

THE TRUST

The Trust is an open-end, diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of the Trust. The Trust commenced operations in January 1976 with a predecessor of its Common Stock Portfolio. The Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to the Trust are reinvested in full and fractional shares of the Portfolio to which they relate.

More detailed information about the Trust, its investment objectives, policies, restrictions, risks, expenses and all other aspects of its operations, appears in its prospectus, or in its statement of additional information.

THE TRUST'S INVESTMENT ADVISER

The Trust is managed and advised by Alliance Capital Management LP (ALLIANCE), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Alliance, an indirect, majority-owned subsidiary of Equitable Life, is a publicly traded limited partnership. On March 31, 1997, Alliance was managing approximately $182.8 billion in assets. Alliance acts as investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowments funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's record as an investment manager is based, in part, on its ability to provide a diversity of investment services to domestic, international and global markets. Alliance prides itself on its ability to attract and retain a quality, professional work force. Alliance employs 194 investment professionals, including 83 research analysts. Portfolio managers have average investment experience of more than 15 years.

Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUST'S PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved.

The policies and objectives of the Trust's Portfolios are as follows:

           PORTFOLIO                             INVESTMENT POLICY                                  OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------

Alliance Money Market........    Primarily high-quality short-term money market        High level of current income while
                                    instruments.                                          preserving assets and maintaining
                                                                                          liquidity.

Alliance Intermediate            Primarily debt securities issued or guaranteed        High current income consistent with
   Government                       by the U.S. Government, its agencies and              relative stability of principal.
   Securities................       instrumentalities.  Each investment will have
                                    a final maturity of not more than 10 years or
                                    a duration not exceeding that of a 10-year
                                    Treasury note.

Alliance Quality Bond........    Primarily investment grade fixed-income               High current income consistent with
                                    securities.                                           preservation of capital.

Alliance High Yield..........    Primarily a diversified mix of high-yield,            High return by maximizing current  income
                                    fixed-income securities involving greater             and, to the extent consistent  with that
                                    volatility of price and risk of principal and         objective, capital appreciation.
                                    income than high-quality fixed-income
                                    securities.  The medium- and lower-quality
                                    debt securities in which the Portfolio may
                                    invest are known as "junk bonds."

Alliance Growth &                Primarily income producing common stocks and          High total return through a combination of
   Income....................       securities convertible into  common stocks.           current income and capital appreciation.

Alliance Equity Index........    Selected securities in the S&P 500 Index (the         Total return performance (before trust
                                    "Index") which the adviser believes will, in          expenses and Separate Account annual
                                    the aggregate, approximate the  performance           expenses) that approximates the
                                    results of the Index.                                 investment performance of the Index
                                                                                          (including reinvestment of dividends) at
                                                                                          risk level consistent with that of the
                                                                                          Index.

Alliance Common Stock........    Primarily common stock and other equity-type          Long-term growth of capital and increasing
                                    instruments.                                          income.

Alliance Global..............    Primarily equity securities of non-United             Long-term growth of capital.
                                    States as well as United States companies.

Alliance International.......    Primarily equity securities selected principally      Long-term growth of capital.
                                    to permit participation in non-United States
                                    companies with prospects for growth.


           PORTFOLIO                             INVESTMENT POLICY                                  OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------

Alliance Aggressive              Primarily common stocks and other equity-type         Long-term growth of capital.
   Stock.....................       securities issued by medium- and other
                                    smaller-sized companies with strong
                                    growth potential.

Alliance Small Cap              Primarily common stocks and other equity-type         Long-term growth of capital.
   Growth.....................     securities issued by smaller-sized companies
                                   with strong growth potential.

Alliance Asset Allocation Series:

Alliance Conservative           Diversified mix of publicly traded, fixed-income      High total return without, in the adviser's
   Investors.................       and equity securities; asset mix and security        opinion, undue risk to principal.
                                    selection are primarily based upon factors
                                    expected to reduce risk.  The Portfolio is
                                    generally expected to hold approximately 70%
                                    of its assets in fixed-income securities and
                                    30% in equity securities.

Alliance Balanced............   Primarily common stocks, publicly traded debt         High return through a combination of
                                    securities and high-quality money market             current income and capital
                                    instruments.  The Portfolio is generally             appreciation.
                                    expected to hold 50% of its assets in equity
                                    securities and 50% in fixed-income securities.

Alliance Growth                 Diversified mix of publicly traded, fixed-income      High total return consistent with the
   Investors.................       and equity securities; asset mix and security        adviser's determination of reasonable
                                    selection based upon factors expected to             risk.
                                    increase  possibility of high long-term
                                    return.  The  Portfolio  is generally
                                    expected  to hold  approximately 70% of its
                                    assets in equity  securities and 30% in
                                    fixed-income securities.


--------------------------------------------------------------------------------


                     PART 3: VARIABLE INCOME ANNUITY OPTIONS

--------------------------------------------------------------------------------

FACTORS THAT AFFECT MONTHLY VARIABLE ANNUITY PAYMENTS

The amount of your first monthly variable annuity payment ("monthly payment") will depend on the following factors:

1. the Variable Income Annuity Option that you select, your age and the age of any joint Annuitant when you make your selection, and the gender of the Annuitant(s);

2. the base rate of return ("base rate") or assumed investment return ("AIR") shown on your Contract data page; and

3. the amount of premium that you allocate to the Investment Fund(s) under the Variable Income Annuity Option that you select.

The amount of the first two monthly variable annuity payments is the same.

Thereafter, your monthly payments will vary according to the net investment return (i.e., after deducting applicable charges) of the Investment Fund(s) you selected.

This section describes how these factors can affect your monthly payments. Also, see "How Payments Are Determined" in Part 5 of this prospectus.

VARIABLE INCOME ANNUITY OPTIONS

You can choose from four types of Variable Income Annuity Options. See "Annuity Distribution Options" in Part 5 of this prospectus. Each Option involves a life contingency, which means that Equitable Life guarantees that you will receive annuity payments for the rest of your life and the life of any joint Annuitant.

Because each Variable Income Annuity Option involves a life contingency, the amount of your first monthly payment will depend on your age, the age of any joint Annuitant, and your gender and the gender of any joint Annuitant.

All other factors being equal, the older you are at the time of purchase, generally the larger the amount of your monthly payments. The Variable Income Annuity Options that do not involve a period certain or a joint Annuitant generally will provide you with a higher monthly payment than Options that involve those features. In addition, generally female Annuitants receive lower monthly payments than male Annuitants of the same age.

ASSUMED INVESTMENT RETURN (AIR)

The AIR is the assumed base rate of investment return that we use to calculate the amount of your initial monthly payment under your Contract. All Contracts have an AIR of 5%, except for Contracts issued in states where a 3.5% AIR (maximum) is used.

INVESTMENT FUNDS

You can allocate your premium dollars (net of initial charges) to one or more Investment Funds. See "Investment Policies and Objectives of the Trust's Portfolios" in Part 2 of this prospectus. Amounts allocated to the Investment Funds purchase annuity units of the Funds. Each Investment Fund invests in shares of a corresponding portfolio of the Trust, a mutual fund. The number of annuity units purchased is calculated by dividing the first monthly payment by the applicable annuity unit value as of the date the single premium amount is received by us. The amount of the third and subsequent monthly payments is calculated by multiplying the number of annuity units held in the Investment Fund by the average annuity unit value for the selected Investment Fund. The average annuity unit value is the average of the annuity unit values for the second calendar month immediately preceding the due date of the payment. The annuity unit values reflect the actual rate of net investment return (after charges) of the applicable Investment Fund.

If an Investment Fund's net investment return equals the AIR, then the amount of your monthly payment will not change. If the net investment return is greater than the AIR, then the amount of your monthly payment will increase. Conversely, if the net investment return is less than the AIR, then the amount of your monthly payment will decrease.

Monthly payments under Contracts with AIRs of 3.5% will at first be smaller than those under Contracts with AIRs of 5%. Monthly payments under Contracts with AIRs of 3.5% also will generally rise more rapidly when annuity unit values are rising, and will fall more slowly when annuity units are falling, than those under Contracts with AIRs of 5%.

--------------------------------------------------------------------------------

                       PART 4: FIXED INCOME ANNUITY OPTION

--------------------------------------------------------------------------------

You may allocate a portion of your premium payment to the Fixed Income Annuity Option which is part of our general account. The general account supports all of our insurance policy and annuity contract guarantees, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 ACT), nor is the general account an investment company under the 1940 Act. Accordingly, the general account is not subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Fixed Income Annuity Option. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

--------------------------------------------------------------------------------

                       PART 5: PROVISIONS OF THE CONTRACTS

--------------------------------------------------------------------------------

The provisions of your Contract may be restricted by any plan or agreement relating to it or by applicable laws or regulations.

SELECTING ANNUITY OPTIONS

You may select the Variable Income Annuity Option funded through one or more of the Investment Funds, alone, or in combination with the Fixed Income Annuity Option. The first two monthly payments are fixed. The third and subsequent monthly annuity payments received under the Variable Income Annuity Option will increase or decrease depending upon the investment performance of the Investment Funds. The amount of the payment received under the Fixed Income Annuity Option will be the same each month and will not fluctuate. If you choose a combination of the Variable Income Annuity and Fixed Income Annuity Options, you will receive a single monthly payment representing the sum of the Variable Income Annuity and Fixed Income Annuity payments due.

Annuity payments under the Contract will commence one month following the date we receive your premium payment. The annuity distribution options available under such Contracts are Life Annuity (except in New York), Life Annuity with Period Certain, Joint and Survivor Life Annuity and Joint and Survivor Life Annuity with Period Certain. Once issued, a Contract may not be surrendered. THE CONTRACT DOES NOT HAVE A CASH SURRENDER VALUE.

PREMIUM PAYMENTS UNDER THE CONTRACTS

Premium payments are made in a single sum amount. Your premium payment must be accompanied by a completed application. All premium payments must be made by check, drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection. At our discretion, and subject to such terms as we may require, we may also allow premium payments to be made by wire transfers or other means. We allocate premium payments to the annuity options you select according to your allocation percentages.

This contract should not be used if the allocation to the Fixed Income Annuity Option is 100%. Otherwise, there is no maximum amount of the premium payment that you may allocate to the Fixed Income Annuity Option. The combination of your allocations to the Fixed Income Annuity Option and the Variable Income Annuity Option must equal 100%.

A premium payment allocated to an Investment Fund of the Variable Income Annuity Option is converted to Annuity Units of that Investment Fund. The number of Annuity Units credited equals the dollar amount of the initial annuity payment divided by the Annuity Unit Value for that Investment Fund computed at the end of the Valuation Period in which we receive the premium payment at our Processing Office. A VALUATION PERIOD is each Business Day together with any consecutive, preceding non-business days. The number of Annuity Units credited upon the allocation of a premium payment, or any transfer to an Investment Fund, will not vary because of any later change in the Annuity Unit Value, nor will the number of Annuity Units credited under an Investment Fund change while monthly annuity payments are being made based upon the Annuity Unit Value of the Investment Fund. The Annuity Unit Value varies with the investment performance (relative to the AIR) of the Investment Fund, which in turn reflects the investment income and realized and unrealized capital gains and losses of the corresponding Portfolio, as well as the Trust expenses. A description of the computation of the Annuity Unit Value is found in the SAI.

TRANSFERS

You may transfer all or portions of the Annuity Units credited under your Contract among the Investment Funds you have chosen at least once each year, on the Contract Date although Equitable may, in accordance with its procedures, allow more frequent transfers. The Contract does not permit transfers between the Fixed Income Annuity Option and the Variable Income Annuity Option. Transfer requests can be forwarded to the processing office up to 30 days prior to the Contract Date. Any transfer request received after the Contract Date will be returned. A transfer request will be effective on the next Contract Date after receipt at our Processing Office. Transfers in or out of the Investment Funds will be at the Annuity Unit Value computed as of such effective date. All transfers among the Investment Funds will be confirmed in writing. Your signed request for a transfer should specify your Contract number, the amount of your Annuity Unit Value as of that date to be transferred and the Investment Funds to and from which the amounts are to be transferred.

ANNUITY DISTRIBUTION OPTIONS

You may elect to receive your Variable Income Annuity Option payments, or your combined Variable Income Annuity Option and your Fixed Income Annuity Option payments, on any one of the forms listed below. If your annuity payments are the sum of amounts received under both the Variable Income Annuity Option and the Fixed Income Annuity Option, you must select the same form for both.

o LIFE ANNUITY: An annuity which guarantees payments for the rest of the Annuitant's life. Payments end with the last monthly payment before the Annuitant's death. Because there is no continuing benefit following the Annuitant's death, this annuity form provides the highest monthly payment of any of the life annuity distribution options.

o LIFE ANNUITY -- PERIOD CERTAIN: This annuity form guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before the end of a selected period of time (the "certain period"), payments will continue to the beneficiary for the balance of the certain period. The certain period cannot exceed life expectancy.

o JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees payments for the rest of the Annuitant's life and, after his or her death, continuation of the payments to the survivor.

o JOINT AND SURVIVOR LIFE ANNUITY -- PERIOD CERTAIN: This annuity form guarantees payments for the rest of the Annuitants' lives. In addition, if both Annuitants die before the period certain, payments will continue to the beneficiary for the balance of the period certain. The certain period cannot exceed joint life expectancy.

HOW PAYMENTS ARE DETERMINED

The size of the initial variable annuity payment will depend on the amount applied to purchase the annuity, the AIR, the form of distribution, the Annuitant's age (and any joint annuitant's age) and in certain instances, the sex of the Annuitant(s). The growth in value of your annuity payments is neither guaranteed nor projected. Once an annuity distribution option is chosen and payments have commenced, the distribution option cannot be changed.

Under a Variable Income Annuity Option, payments after the first two will vary according to the investment performance of the Investment Fund(s) selected to fund the variable payments. After the first two payments, each monthly payment will be calculated by multiplying the number of Annuity Units credited by the average Annuity Unit Value for the selected fund for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the Annuity Unit Value on the Business Day the premium is received. The average Annuity Unit Value is the average of the Annuity Unit Values for the month. In the case of a transfer between Investment Funds, the number of Annuity Units (if not specified) is calculated by dividing the dollar value of the transfer by the Annuity Unit Value of the Investment Fund(s) you are transferring into on the Contract Date or such other date as Equitable may allow, in accordance with its procedures.

DISTRIBUTION OF THE CONTRACT

As the distributor of the Contract, EQ Financial Consultants, Inc. (EQF), an indirect wholly-owned subsidiary of Equitable Life, has responsibility for sales and marketing functions for the Contract. EQF also serves as the principal underwriter of the Separate Account under the 1940 Act. EQF is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. EQF's principal business address is 1755 Broadway, New York, New York 10019.

The offering of the Contract is intended to be continuous.

--------------------------------------------------------------------------------

                         PART 6: DEDUCTIONS AND CHARGES

--------------------------------------------------------------------------------

The following deductions and charges described below apply under the Contract. However, Trust charges to Portfolios and charges to Investment Funds do not apply to the Fixed Income Annuity Option.

TRUST CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against the Trust's assets, direct operating expenses of the Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of the Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be increased without a vote of that Portfolio's shareholders. The maximum fees are as follows:

------------------------------------------------------------
                                   MAXIMUM INVESTMENT
TRUST PORTFOLIO                ADVISORY FEE (ANNUAL RATE)
------------------------------------------------------------
Alliance Money Market                   0.350%
Alliance Intermediate
  Government Securities                 0.500%
Alliance High Yield                     0.600%
Alliance Quality Bond                   0.525%
Alliance Growth and Income              0.550%
Alliance Equity Index                   0.325%
Alliance Common Stock                   0.475%
Alliance Global                         0.675%
Alliance International                  0.900%
Alliance Aggressive Stock               0.625%
Alliance Small Cap Growth               0.900%
Alliance Conservative                   0.475%
  Investors
Alliance Balanced                       0.450%
Alliance Growth Investors               0.550%
------------------------------------------------------------

Investment advisory fees are established under investment advisory agreements between the Trust and its investment adviser, Alliance. All of these fees and expenses are described more fully in the Trust prospectus. Since Trust shares are purchased at their net asset value, these fees and expenses are, in effect, passed on to the Separate Account and are reflected in the Annuity Unit Values for the Investment Funds.

CHARGES TO INVESTMENT FUNDS

We make a daily charge at an effective annual rate of 0.50% against the assets held in each of the Investment Funds. This charge is reflected in the Annuity
Unit Values for the particular Investment Fund and is subject to a maximum of 1.55% in the future, which covers maximum mortality and expense risk charges of 1.25% and maximum expenses of 0.30%.

We assume a mortality risk by our obligation to make annuity payments for the life of the Annuitant regardless of the Annuitant's longevity. The expense risk we assume is the risk that, over time, our actual expense of administering the Contracts may exceed the amounts realized from the asset-based expense charge and the administrative expense charge. Part of the mortality and expense risk charge may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the Contract to the extent that the charge is not needed to meet the actual expenses incurred.

The asset-based charge for expenses, together with the administrative expense charge described above, are designed to reimburse us for our costs in providing administrative services in connection with the Contract, and are not designed to include an element of profit. The amount of the administrative expense charge imposed on a given Contract will not necessarily bear any relationship to the amount of expenses that may be attributable to the Contract.

ADMINISTRATIVE EXPENSE CHARGE

A  onetime   charge  of  $350  is  deducted   from  the   premium   payment  for
administrative expenses of the Contract.

OTHER CHARGES

A 6% sales charge is deducted from the premium payment, when received, for commissions and other distribution expenses we incur in marketing the Contracts.

CHARGE FOR APPLICABLE TAXES

We deduct a charge for applicable taxes, such as state or local premium taxes, that might be imposed in your state. The current tax charge that might be imposed varies by state and ranges from 0% to 3.50% of the premium payment made; the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

--------------------------------------------------------------------------------

                              PART 7: VOTING RIGHTS

--------------------------------------------------------------------------------

TRUST VOTING RIGHTS

Premium payments allocated to the Investment Funds are invested in shares of the corresponding Portfolios of the Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o   to elect the Trust's Board of Trustees,

o   to ratify the selection of independent auditors for the Trust, and

o on any other matters described in the Trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because the Trust is a Massachusetts business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Contract Owners the opportunity to instruct us how to vote the number of shares attributable to their Contract. If we do not receive instructions in time from all Contract Owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Contract Owners vote.

Each Trust share is entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

SEPARATE ACCOUNT VOTING RIGHTS

If actions relating to the Separate Account require Contract Owner approval, Contract Owners will be entitled to cast the number of votes equal to the dollar amount of reserves we are holding in the respective Investment Funds for that Contract divided by the Annuity Unit Value for that Investment Fund. We will cast votes attributable to any amounts we have in the Investment Funds in the same proportion as votes cast by Contract Owners.

VOTING RIGHTS OF OTHERS

Currently, we control the Trust. Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and annuity contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of Contract Owners, we currently do not foresee any disadvantages arising out of this. The Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our Contract Owners, we will see to it that appropriate action is taken to protect our Contract Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

--------------------------------------------------------------------------------

                       PART 8: TAX ASPECTS OF THE CONTRACT

--------------------------------------------------------------------------------

This prospectus generally covers our understanding of the current Federal income tax rules that apply to an annuity purchased with after-tax dollars (non-qualified annuity) and some of the special tax rules that apply to fund payouts from tax-favored employer sponsored retirement plans (qualified annuity). This prospectus does not provide detailed tax information and does not address issues such as state income and other taxes or Federal gift and estate taxes. Please consult a tax adviser when considering the tax aspects of the Variable Immediate Annuity Contract.

TAX CHANGES

The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of annuities. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may also affect the tax consequences to you, your joint annuitant, if any, or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted.

Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

TAXATION OF ANNUITY PAYMENTS

Equitable Life has designed the Variable Immediate Annuity Contract to qualify as an "annuity" for purposes of Federal income tax law. The taxable portion of annuity payments is treated as ordinary income and is subject to income tax withholding. See "Federal and State Income Tax Withholding" below.

The Variable Immediate Annuity Contract is a payout annuity -- that is, funds are applied to a payment stream measured by the annuitant's (and any joint annuitant's) life, which is at least as long as any period certain elected.

The Federal income tax treatment of your Variable Immediate Annuity Contract payments will depend on whether you have a "tax basis" or "investment in the contract," that is, whether you have purchased the Contract with after-tax funds. Where contributions to fund a tax-favored retirement program annuity have been made entirely with pre-tax funds, all amounts distributed from the Contract are fully taxable for Federal income tax purposes. However, where a Contract has been purchased wholly or partially with after-tax funds, the owner is entitled to recover tax-free the portion of each payment attributable to these after-tax funds. Special rules apply to IRA Contracts, as discussed in the next section under "IRAs -- Taxation of Payments."

The formula for determining the tax-free portion of each payment varies slightly depending whether the contract is a non-qualified annuity or a qualified plan or TSA annuity. Generally, the tax-free portion of each payment is based on the ratio of the after-tax investment in the Contract, adjusted for any guaranteed period, divided by the expected number of payments, as determined in accordance with Treasury Regulations. For a qualified plan or TSA annuity no adjustment for a guaranteed period is required and the expected number of payments is generally determined under a statutory table. In all cases, the remainder of each payment will be taxable. Special rules apply if the variable annuity payments actually received in a year are less than the amount permitted to be recovered tax-free. After the total investment in the Contract has been recovered, subsequent payments are fully taxable. If payments cease as a result of death, a deduction for any unrecovered investment will be allowed.

Where payments are made to a Successor Owner, after the death of the Owner while the Annuitant is alive, to a joint annuitant, if any, after the death of the annuitant or to a beneficiary under a life income period certain Variable
Immediate Annuity Contract after the death of the Annuitant during the certain period, the Successor Owner or Beneficiary, as the case may be, generally receives the same income tax treatment as the Owner.

Penalty Tax

In addition to income tax, a penalty tax of 10% may apply to the taxable portion of a distribution from an annuity contract unless the distribution is (1) made on or after the date you attain age 59 1/2, (2) made on or after your death, (3) attributable to your disability, (4) is part of a series of substantially equal installments as an annuity for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and a beneficiary, or (5) payments under an immediate annuity. Beginning in 1998, in certain cases an exception may also be available for qualified education expenses or a first-time home purchase. An immediate annuity is generally an annuity which commences payments within one year from purchase and provides for a series of substantially equal periodic payments made at least annually. We believe your annuity payments should not be subject to the 10% penalty under exception (4) or (5) above. Since the matter is not entirely clear for variable annuity payments, you may wish to consult your tax adviser if you expect to receive any distributions prior to age 59 1/2.

SPECIAL RULES FOR TAX FAVORED RETIREMENT PROGRAMS

QUALIFIED PLANS AND TSAS

Distribution Restrictions and Penalty Taxes

Certain retirement programs have restrictions on the ability to make distributions from funds attributable to salary reduction contributions, generally until the plan participant is age 59 1/2, has died, is disabled or separated from service. Moreover, distribution from any unrestricted funds in the form of a life-contingent annuity prior to age 59 1/2 may be subject to a 10% additional income tax penalty unless the individual has separated from service. In addition, the Employee Retirement Income Security Act of 1974, as amended (ERISA), may require that benefits under the program be paid in a specified form or require spousal consent to elect another form. You should discuss with your tax or legal adviser whether the Variable Immediate Annuity Contract is an appropriate vehicle for you.

Minimum Distribution Rules


Generally a life-contingent annuity such as the Variable Immediate Annuity Contract will meet the rules requiring minimum distributions to be made from qualified plans, 403(b) arrangements, and individual retirement annuities beginning in the year the individual is required to commence minimum distributions. Minimum distributions generally must commence beginning for the year the individual reaches age 70 1/2, but may be delayed for some individuals who are not retired from the employer sponsoring the plan at age 70 1/2. If the individual elects a period certain on the life-contingent contract, the period certain cannot be longer than the individual's life expectancy (or joint life expectancies of the individual and a beneficiary) according to IRS tables.

IRAS

The contract is designed to qualify as an individual retirement annuity ("IRA") under Section 408(b) of the Internal Revenue Code. Your rights under the contract cannot be forfeited.

This prospectus contains the information that the Internal Revenue Service ("IRS") requires to be disclosed to an individual before he or she purchases an IRA. This section covers some of the special tax rules that apply to individual retirement arrangements. You should be aware that an IRA is subject to certain restrictions in order to qualify for its special treatment under the Federal tax law.

Further information on IRA tax matters can be obtained from any IRS district office. Additional information regarding IRAs can be found in Internal Revenue Service Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually.

We have not applied for an opinion letter from the IRS approving the form of the contract as an IRA. Such IRS approval is a determination only as to form of the annuity and does not represent a determination of the merits of the annuity as an investment.

Part 6, "Deductions and Charges" of this prospectus describes the amount and types of charges which may apply to your rollover/transfer contribution. Part 5 of this prospectus and Part 1 of the SAI describe the method of computing payments. To the extent the individual allocates funds to the Variable Income Annuity Option (as opposed to the Fixed Income Annuity Option discussed in Part
4), growth is neither guaranteed nor projected.

Cancellation

You can cancel a contract issued as an IRA by following the directions in Part 1 under "10-Day Free Look." Since there may be adverse tax consequences if a contract is cancelled (and because we are required to report to the IRS certain IRA distributions from cancelled IRAs), you should consult with a tax adviser before making any such decision.

Funding

This IRA may be funded through rollover or transfer of funds only and not through "regular" IRA contributions out of the individual's current earnings. Direct transfers may be made only from another individual retirement arrangement. Amounts may be rolled over from another individual retirement arrangement within 60 days of when the individual receives the funds (unless such funds have already been subject to rollover from one individual retirement arrangement to another at any time during the past 1-year period). Amounts may also be rolled over within 60 days of when the individual receives the funds or as a direct rollover of an "eligible rollover distribution" from a qualified plan or 403(b) arrangement. The owner of the Variable Immediate Annuity IRA must also have been the owner of the individual retirement arrangement which is the source of funds (or the qualified plan or 403(b) participant, as the case may be).

However, the Variable Immediate Annuity IRA may also be purchased through a rollover by the surviving spouse beneficiary of a deceased owner's individual retirement arrangement or qualified plan or 403(b) arrangement or by a participant or a spouse or a former spouse in a qualified domestic relations order or a transfer of an individual retirement arrangement incident to a divorce or separation decree.

After-tax contributions and amounts which are required to be distributed under the "required minimum distribution rules" discussed below applicable to individuals after they reach age 70 1/2 may not be rolled over. If amounts which are not eligible to be rolled over are in fact rolled over to the Variable Immediate Annuity IRA, they may be subject to a 6% excise tax.

Required Minimum Distributions

April 1 following the calendar year in which the individual attains age 70 1/2 is the "Required Beginning Date" -- the date on which required minimum distributions from an individual retirement arrangement are required to begin.

If the individual is past his/her required beginning date he/she may still purchase a Variable Immediate Annuity IRA, through transfer or rollover of funds; however, before the funds are transmitted to this contract, the individual must have elected a life expectancy recalculation method of calculating minimum distributions and the individual must have taken the minimum distribution for the year.

As discussed above under "Qualified Plans and TSAs -- Minimum Distribution Rules," payments from the Variable Immediate Annuity IRA should meet required minimum distribution rules applicable to life contingent annuity payments, provided that life expectancy table rules are met for any period certain selected and the rules described in this section are met.

Taxation of Payments

All payments from the Variable Immediate Annuity IRA are reported as being fully taxable. If the individual has established the annuity through a direct transfer of individual retirement arrangement funds which include nondeductible contributions, it is the individual's responsibility to calculate the amount of each payment which is not subject to tax, based on filings he/she has made with the IRS and records he/she has been required to retain.

Distributions from an IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

Prohibited Transaction

An IRA may not be borrowed against or used as collateral for a loan or other obligation. If the IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, the individual must include in Federal gross income for that year an amount equal to the fair market value of the IRA contract as of the first day of that tax year, less the amount of any nondeductible contributions not previously paid out. Also, the early distribution penalty tax of 10% will apply if the individual has not reached age 59 1/2 before the first day of that tax year.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Equitable Life is required to withhold Federal income tax on the taxable portion of periodic annuity payments as if the payments were wages, unless the recipient elects not to be subject to income tax withholding. Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, however, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding. Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Variable Immediate Annuity Contract. Our Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

Certain states have indicated that annuity income tax withholding will apply to payments from the Variable Immediate Annuity Contract made to residents. In some states, a recipient may elect out of state withholding. Generally, an election out of Federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number and consult your tax adviser.

Periodic payments are generally subject to wage-bracket type withholding (as if such payments were wages by an employer to an employee) unless the recipient elects no withholding. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. There is an annual threshold of taxable income from periodic payments which is exempt from withholding based on this assumption. For 1997, a recipient of periodic payments (e.g., monthly or annual payments) which total less than $14,400 taxable amount will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemption. A withholding election may be revoked at any time and remains effective until revoked. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

In certain cases, e.g., benefits passing to a grandchild instead of a spouse or child, withholding may also be required because of potential application of "generation skipping tax," which is a form of estate tax.

SPECIAL RULES FOR CONTRACTS ISSUED IN PUERTO RICO

Under current law Equitable Life treats income from the Variable Immediate Annuity Contract as U.S.-source. A Puerto Rico resident is subject to U.S. taxation on such U.S.-source income. Only Puerto Rico-source income of Puerto Rico residents is excludable from U.S. taxation. Income from the Variable Immediate Annuity Contract is also subject to Puerto Rico tax. The computation of the taxable portion of amounts distributed from a Variable Immediate Annuity Contract may differ in the two jurisdictions. Therefore, an individual might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income for each. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on an individual's personal situation and the timing of the different tax liabilities, an individual may not be able to take full advantage of this credit.

Please consult your tax adviser to determine the applicability of these rules to your own tax situation.

IMPACT OF TAXES TO EQUITABLE LIFE

The Contract provides that we may charge the Separate Account for taxes. We can also set up reserves for taxes.

--------------------------------------------------------------------------------


                          PART 9: FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The financial statements of the Separate Account as well as the Consolidated Financial Statements of Equitable Life are contained in the SAI, which has been incorporated by reference in this prospectus.

--------------------------------------------------------------------------------

                 APPENDIX: EXAMPLES OF VARIABLE INCOME ANNUITY
          PAYMENT DETERMINATIONS, INCLUDING INVESTMENT FUND TRANSFERS

--------------------------------------------------------------------------------

The examples below show how we would determine the variable income annuity (VIA) payments for a given Investment Fund choice at original issue, and upon transfer from that Investment Fund to another after variable income annuity payments have commenced.


We assume that $100,000, net of any fee deductions that apply, were used to purchase a variable income annuity under the Alliance Common Stock Investment Fund option on 12/23/96. Based on an assumed investment return (AIR) of 5%, let us say that the resulting initial monthly payment of $800 commencing on that date, is for a Female age 75 under a Life Annuity with 10 Year Period Certain form. This payment represents, for purposes of this example, 80 Alliance Common Stock Investment Fund variable annuity units purchased, and is fixed for the first two payments and varies thereafter according to the Alliance Common Stock Investment Fund performance relative to the AIR.

We further assume that on the first anniversary of the Contract Date, 12/23/97, we receive a request for a 40% transfer of variable annuity units from the Alliance Common Stock Investment Fund to the Alliance Global Investment Fund. Note that since payments (after the initial two) are based on an average unit value for two months prior, a change in the payments resulting from the transfer does not occur until two months after the effective date of transfer.


As of 12/23/96 (Original Issue)
-------------------------------
  (1) Premium applied*.........................................................................  $100,000

  (2) Initial monthly payment on 1/23/97.......................................................      $800
  (3) Common Stock fund annuity unit value (12/23/96)..........................................    $10.00
  (4) Number of Common Stock variable annuity units: (2) / (3).................................        80

As of 12/23/97 (Annuitant Election to Transfer 40% from Common Stock to Global Fund)
------------------------------------------------------------------------------------
  (5) Common Stock fund annuity unit value (12/23/97)..........................................    $11.25
  (6) Global fund annuity unit value (12/23/97)................................................     10.00
  (7) Portion of annuity units transferred to Global fund: 40% x (4) x (5) / (6)...............        36
  (8) Remaining annuity units in Common Stock fund: 60% x (4)..................................        48

As of 12/23/97 (Benefit Payment based on Annuity Units owned in October 1997)
-----------------------------------------------------------------------------
  (9) Average Common Stock fund annuity unit value (October 1997)..............................    $10.50
 (10) Monthly payment under Common Stock fund on 12/23/97: (4) x (9)...........................      $840

As of 1/23/98 (Benefit Payment based on Annuity Units owned in November 1997)
-----------------------------------------------------------------------------
 (11) Average Common Stock fund annuity unit value (November 1997).............................    $11.25
 (12) Monthly payment under Common Stock fund on 1/23/98: (4) x (11)...........................      $900

As of 2/23/98 (Benefit Payment based on Annuity Units owned in December 1997)
-----------------------------------------------------------------------------
 (13) Average Common Stock fund annuity unit value (December 1997).............................    $11.50
 (14) Average Global fund annuity unit value (December 1997)...................................     11.00
 (15) Monthly payment under Common Stock fund on 2/23/98: (8) x (13)...........................      $552
 (16) Monthly payment under Global fund on 2/23/98: (7) x (14).................................      $396
 (17) Total monthly payment on 2/23/98: (15) + (16)............................................      $948


------------
* After deduction of 6% sales charge and $350 administrative expense charge.

Annuity Unit Values shown in the above example are hypothetical and used for illustrative purposes only. The example is not a representation or projection of the amount of annuity payments that would actually be received under the Contract.

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                               PAGE

Part 1:  Determination of Monthly Annuity Payments...........   3


Part 2:  Annuity Unit Values.................................   3

Part 3:  Custodian and Independent Accountants...............   4

Part 4:  Financial Statements................................   4

                           VARIABLE IMMEDIATE ANNUITY



                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED OCTOBER 3, 1997


                             -----------------------

             VARIABLE IMMEDIATE ANNUITY CONTRACT FUNDED THROUGH THE
                     INVESTMENT FUNDS OF SEPARATE ACCOUNT A

-----------------------------------------------------------------------------------------------------------------------
o  Alliance Money Market                    o  Alliance Growth & Income          Asset Allocation Series:
o  Alliance Intermediate Government         o  Alliance Equity Index             o  Alliance Conservative Investors
   Securities                               o  Alliance Common Stock             o  Alliance Balanced
o  Alliance Quality Bond                    o  Alliance Global                   o  Alliance Growth Investors
o  Alliance High Yield                      o  Alliance International
                                            o  Alliance Aggressive Stock
                                            o  Alliance Small Cap Growth
-----------------------------------------------------------------------------------------------------------------------


                                   ISSUED BY:
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

--------------------------------------------------------------------------------

Home Office:               1290 Avenue of the Americas, New York, NY  10104
Processing Office:         P.O. Box 2494, New York, NY  10116-2494

--------------------------------------------------------------------------------



This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account A prospectus for the Variable Immediate Annuity Contract, dated October 3, 1997. Definitions of special terms used in the SAI are found in the prospectus.


A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-245-1230, toll-free, or by contacting your Equitable Life Representative.

--------------------------------------------------------------------------------
    Copyright 1997 The Equitable Life Assurance Society of the United States,
                            New York, New York 10104
                              All rights reserved.
                                    888-1120

                                                                  Cat. No.127225

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


                                                                            PAGE
--------------------------------------------------------------------------------
Part       1       Determination of Monthly Annuity Payments                   3
--------------------------------------------------------------------------------
Part       2       Annuity Unit Values                                         3
--------------------------------------------------------------------------------
Part       3       Custodian and Independent Accountants                       4
--------------------------------------------------------------------------------
Part       4       Financial Statements                                        4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PART 1 -- DETERMINATION OF MONTHLY ANNUITY PAYMENTS

Payments start one month following the date we receive your premium payment.

The amount of the first two monthly annuity payments is the same, as shown on the Data Pages in your Contract, and is the sum of the initial Variable Income Annuity Option payment amount and any Fixed Income Annuity Option payment amount. Each subsequent monthly payment will be the sum of any Fixed Income Annuity Option and the Variable Income Annuity Option payment, determined as follows:

(a) Each Fixed Income Annuity Option payment will be made at the same amount, as shown on the Data Pages.

(b) The amount of the third and each subsequent monthly Variable Income Annuity Option payment will be (1) the number of Annuity Units held in each of the selected Investment Funds as of the effective date of payment multiplied by
    (2) the Average Annuity Unit Value (see below) for the selected Investment Fund, for the second calendar month immediately preceding the due date of the payment.

The amounts of Variable Income Annuity Option payments are determined as follows:

    The first two payments depend on the AIR and the form of annuity chosen (and any fixed period). Since the annuity involves a life contingency, the risk class and the age of the Annuitants will effect payments.

    The third and subsequent monthly Variable Income Annuity Option payments may increase or decrease in amount, depending on whether the actual rate of net investment return (after charges) of the applicable Investment Fund is higher or lower than the Assumed Base Rate of Net Investment Return, or AIR, shown on the Data Pages. Payments will not be increased or decreased in amount because of mortality or Contract expense.

    The number of units is calculated by dividing the first monthly payment by the annuity unit value on the Business Day the premium is received. The average annuity unit value is the average of the annuity unit values for that month.

--------------------------------------------------------------------------------
PART 2 -- ANNUITY UNIT VALUES


The Annuity Unit Value for the Investment Funds of the Variable Immediate Annuity Contract was fixed on October 1, 1997 for contracts with assumed base rates of net investment return of 5% and 3 1/2% a year, respectively, as set forth below (rounded to two decimal places). For each Valuation Period, it is the Annuity Unit Value for the immediately preceding Valuation Period multiplied by the Adjusted Net Investment Factor under the contract.

Alliance Money Market Fund            3 1/2%  $1.03
                                          5%  $1.00

Alliance Intermediate                 3 1/2%  $1.04
Government Securities Fund                5%  $1.01

Alliance Quality Bond Fund            3 1/2%  $1.09
                                          5%  $1.06

Alliance High Yield Fund              3 1/2%  $1.39
                                          5%  $1.35

Alliance Growth & Income Fund         3 1/2%  $1.52
                                          5%  $1.47

Alliance Equity Index Fund            3 1/2%  $1.62
                                          5%  $1.57

Alliance Common Stock Fund            3 1/2%  $1.53
                                          5%  $1.48

Alliance Global Fund                  3 1/2%  $1.28
                                          5%  $1.24

Alliance International Fund           3 1/2%  $1.15
                                          5%  $1.11

Alliance Aggressive Stock Fund        3 1/2%  $1.52
                                          5%  $1.48

Alliance Small Cap Growth Fund        3 1/2%  $1.31
                                          5%  $1.30

Alliance Conservative Investors       3 1/2%  $1.16
Fund                                      5%  $1.12

Alliance Balanced Fund                3 1/2%  $1.27
                                          5%  $1.23

Alliance Growth Investors Fund        3 1/2%  $1.33
                                          5%  $1.29


The Net Investment Factor is:

      (a/b) - c

where:

(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before

--------------------------------------------------------------------------------
    giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation period. For this purpose, we use the share value reported to us by The Hudson River Trust. This share value is after deduction for investment advisory fees and direct expenses of The Hudson River Trust.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account asset charges for the expenses and risks of the Contract times the number of calendar days in the Valuation Period, plus any charge for taxes or amounts set aside as a reserve for taxes.

For each Valuation Period, the Adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor for a contract with an assumed base rate of net investment return of 5% a year; or

o .00009425 of the Net Investment Factor for a contract with an assumed base rate of net investment return of 3 1/2%.

Because of this adjustment, the Annuity Unit Value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate. The Average Annuity Unit Value for a calendar month is equal to the average of the Annuity Unit Values for such month.


All Contracts have a 5% assumed base rate of net investment return, except in states where that rate is not permitted and which use 3 1/2%. Annuity payments under Contracts with an assumed base rate of 3 1/2% will at first be smaller than those under Contracts with a 5% assumed base rate. Payments under the 3 1/2% Contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Contracts.

ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES. Assume that the net premium paid for a Contract is enough to fund a Variable Immediate Annuity Contract with a monthly payment of $100 and that the Annuity Unit Value of the Investment Fund for the Valuation Period that includes the due date of the first annuity payment is $3.74. The number of annuity units credited under the Contract would be 26.74 (100 divided by 3.74 = 26.74). Based on an average annuity unit value of $3.56 in October 1997, the annuity payment due in December 1997 would be $95.19 (the number of units (26.74) times $3.56).

--------------------------------------------------------------------------------
PART 3 -- CUSTODIAN AND INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of the Trust owned by the Separate Account.

The financial statements of the Separate Account and of Equitable Life included in this SAI have been audited for the years ended December 31, 1996 and December 31, 1995 by Price Waterhouse LLP, as stated in their reports. The financial statements of the Separate Account and of Equitable Life for the years ended December 31, 1996 and December 31, 1995 included in this SAI have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

--------------------------------------------------------------------------------
PART 4 -- FINANCIAL STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Contracts.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account A of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Common Stock Fund,
Intermediate Government Securities Fund, Money Market Fund, Balanced Fund, Aggressive Stock Fund, Growth Investors Fund, Conservative Investors Fund, High Yield Fund, Global Fund, Growth & Income Fund, Quality Bond Fund, Equity Index Fund and International Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account A at December 31, 1996, the results of each of their operations and changes in each of their net assets for the periods indicated in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1996 with the transfer agent, provide a reasonable basis for the opinion expressed above. The unit value information presented in Note 6 for the year ended December 31, 1992 and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.





Price Waterhouse LLP
New York, New York
February 10, 1997


                                     FSA-1

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996



                                                                                                              INTERMEDIATE
                                                                                    COMMON                     GOVERNMENT
                                                                                    STOCK                      SECURITIES
                                                                                     FUND                         FUND
                                                                              -----------------           -------------------


ASSETS:
Investments in shares of The Hudson River Trust, at market value (Note 2):
  Cost: $3,561,855,207..................................................        $4,335,729,549
            29,929,472..................................................                                         $29,956,488
            94,721,024..................................................
         1,095,836,659..................................................
         2,874,726,262..................................................
           508,888,790..................................................
            82,715,248..................................................
            77,333,927..................................................
           447,059,909..................................................
           145,853,361..................................................
            26,450,265..................................................
           251,489,348..................................................
            96,579,363..................................................
Receivable for The Hudson River Trust shares sold.......................                    --                            --
Due from Equitable Life's General Account (Note 3)......................            10,481,008                       728,944
                                                                                --------------                   -----------
           Total assets.................................................         4,346,210,557                    30,685,432
                                                                                --------------                   -----------

LIABILITIES:
Payable for The Hudson River Trust shares purchased.....................             9,509,685                       726,896
Due to Equitable Life's General Account (Note 3)........................                    --                            --
Net accumulated amount of (i) mortality risk, death benefit, expense and expense risk charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...........................             4,002,772                       530,344
                                                                                --------------                   -----------

           Total liabilities............................................            13,512,457                     1,257,240
                                                                                --------------                   -----------
NET ASSETS ATTRIBUTABLE TO CONTRACT OWNERS (NOTE 5).....................        $4,332,698,100                   $29,428,192
                                                                                ==============                   ===========


EQUI-VEST Contracts:
   Unit Value...........................................................        $       199.05
                                                                                ==============
   Units Outstanding....................................................            16,933,077
                                                                                ==============
Old Contracts:
   Unit Value...........................................................        $       246.57
                                                                                ==============
   Units Outstanding....................................................               345,375
                                                                                ==============
EQUIPLAN Contracts:
   Unit Value...........................................................        $       267.08                   $     51.34
                                                                                ==============                   ===========
   Units Outstanding....................................................                95,900                        54,504
                                                                                ==============                   ===========
Momentum Contracts:
   Unit Value...........................................................        $       199.05                   $    112.40
                                                                                ==============                   ===========
   Units Outstanding....................................................               519,338                         9,968
                                                                                ==============                   ===========
Momentum Plus Contracts: 135 B.P.
   Unit Value...........................................................        $       162.39                   $    108.45
                                                                                ==============                   ===========
   Units Outstanding....................................................             1,038,789                        81,035
                                                                                ==============                   ===========
Enhanced Momentum Plus Contracts: 100 B.P.
   Unit Value...........................................................        $       125.89                   $    105.75
                                                                                ==============                   ===========
   Units Outstanding....................................................               140,022                         2,456
                                                                                ==============                   ===========
EQUI-VEST Series 300 and 400 Contracts:
   Unit Value...........................................................        $       155.42                   $    112.40
                                                                                ==============                   ===========
   Units Outstanding....................................................             3,457,482                       146,433
                                                                                ==============                   ===========




                                                                                        MONEY
                                                                                       MARKET                     BALANCED
                                                                                        FUND                        FUND
                                                                                ------------------            ----------------
ASSETS:
Investments in shares of The Hudson River Trust, at market value (Note 2):
Cost: $3,561,855,207....................................................
          29,929,472....................................................
          94,721,024....................................................           $94,367,905
       1,095,836,659....................................................                                      $1,122,444,797
       2,874,726,262....................................................
         508,888,790....................................................
          82,715,248....................................................
          77,333,927....................................................
         447,059,909....................................................
         145,853,361....................................................
          26,450,265....................................................
         251,489,348....................................................
          96,579,363....................................................
Receivable for shares of The Hudson River Trust.........................                    --                            --
Due from Equitable Life's General Account (Note 3)......................             3,735,501                     1,213,821
                                                                                   -----------                --------------
           Total assets.................................................            98,103,406                 1,123,658,618
                                                                                   -----------                --------------

LIABILITIES:
Payable for The Hudson River Trust shares purchased.....................             3,722,471                       931,572
Due to Equitable Life's General Account (Note 3)........................                    --                            --
Net accumulated amount of (i) mortality risk, death benefit, expense and expense risk charges and (ii) mortality and other gains and
   losses retained by Equitable Life (Note 3)...........................               566,137                       991,204
                                                                                   -----------                --------------
           Total liabilities............................................             4,288,608                     1,922,776
                                                                                   -----------                --------------
NET ASSETS ATTRIBUTABLE TO CONTRACT OWNERS (NOTE 5).....................           $93,814,798                $1,121,735,842
                                                                                   ===========                ==============


EQUI-VEST Contracts:
   Unit Value...........................................................           $     28.28                $        34.06
                                                                                   ===========                ==============
   Units Outstanding....................................................             1,013,504                    28,319,497
                                                                                   ===========                ==============
Old Contracts:
   Unit Value...........................................................           $     33.52
                                                                                   ===========
   Units Outstanding....................................................               129,377
                                                                                   ===========
EQUIPLAN Contracts:
   Unit Value...........................................................

   Units Outstanding....................................................

Momentum Contracts:
   Unit Value...........................................................           $     28.28                $        34.06
                                                                                   ===========                ==============
   Units Outstanding....................................................               240,469                     1,056,984
                                                                                   ===========                ==============
Momentum Plus Contracts: 135 B.P.
   Unit Value...........................................................           $    111.75                $       120.01
                                                                                   ===========                ==============
   Units Outstanding....................................................               307,236                       417,374
                                                                                   ===========                ==============
Enhanced Momentum Plus Contracts: 100 B.P.
   Unit Value...........................................................           $    105.65                $       114.16
                                                                                   ===========                ==============
   Units Outstanding....................................................                13,091                        48,342
                                                                                   ===========                ==============
EQUI-VEST Series 300 and 400 Contracts:
   Unit Value...........................................................           $    111.21                $       119.26
                                                                                   ===========                ==============
   Units Outstanding....................................................               164,510                       547,899
                                                                                   ===========                ==============


See Notes to Financial Statements.

                                     FSA-2



  AGGRESSIVE         GROWTH         CONSERVATIVE     HIGH                       GROWTH &    QUALITY         EQUITY
     STOCK         INVESTORS         INVESTORS       YIELD        GLOBAL        INCOME        BOND           INDEX     INTERNATIONAL
     FUND             FUND              FUND         FUND          FUND          FUND         FUND           FUND           FUND
  -------------  ---------------  --------------  -----------  ------------  ------------  -----------  -------------  -------------








 $2,978,162,769
                  $530,496,700
                                  $85,864,836
                                                 $78,578,208
                                                               $496,558,219
                                                                             $164,318,806
                                                                                           $26,718,392
                                                                                                        $275,271,126
                                                                                                                       $97,814,272
 $    3,430,056             --             --             --             --            --           --            --            --
             --      3,672,772        202,365        883,577      2,467,309       187,056       39,620     2,469,315     1,345,033
 --------------   ------------    -----------    -----------   ------------  ------------  -----------  ------------   -----------
  2,981,592,825    534,169,472     86,067,201     79,461,785    499,025,528   164,505,862   26,758,012   277,740,441    99,159,305
 --------------   ------------    -----------    -----------   ------------  ------------  -----------  ------------   -----------

             --      3,642,884        197,565        879,253      2,439,129       177,589       38,118     2,453,538     1,339,777
      2,870,406             --             --             --             --            --           --            --            --



      2,148,689      1,115,959        618,084        621,294      1,132,134       821,976      370,628       940,199       631,968
 --------------   ------------    -----------    -----------   ------------  ------------  -----------  ------------   -----------

      5,019,095      4,758,843        815,649      1,500,547      3,571,263       999,565      408,746     3,393,737     1,971,745
 --------------   ------------    -----------    -----------   ------------  ------------  -----------  ------------   -----------
 $2,976,573,730   $529,410,629    $85,251,552    $77,961,238   $495,454,265  $163,506,297  $26,349,266  $274,346,704   $97,187,560
 ==============   ============    ===========    ===========   ============  ============  ===========  ============   ===========



 $        82.91
 ==============
     27,944,829
 ==============











 $        82.91   $     133.40    $    117.25    $    137.53   $     138.00   $    143.37  $    112.65  $     164.12   $    112.83
 ==============   ============    ===========    ===========   ============   ===========  ===========  ============   ===========
      1,280,795        110,156         18,037         17,693        116,291   $    40,724        7,151        50,637   $    19,243
 ==============   ============    ===========    ===========   ============   ===========  ===========  ============   ===========

 $       157.31   $     134.95    $    114.99    $    146.80   $     140.51   $    143.63  $    118.87  $     164.08   $    112.81
 ==============   ============    ===========    ===========   ============   ===========  ===========  ============   ===========
      1,069,755        508,163        136,101         94,258        459,301       121,071       28,090       128,114        54,264
 ==============   ============    ===========    ===========   ============   ===========  ===========  ============   ===========

 $       125.54   $     116.95    $    109.47    $    127.46   $     116.37   $    123.61  $    108.84  $     129.70   $    112.96
 ==============   ============    ===========    ===========   ============   ===========  ===========  ============   ===========
        108,967         14,660          4,631          5,119         12,859         3,028        1,346         4,356        20,736
 ==============   ============    ===========    ===========   ============   ===========  ===========  ============   ===========

 $       149.41   $     133.40    $    117.25    $    137.53   $     138.00   $    143.37  $    112.65  $     164.12   $    112.83
 ==============   ============    ===========    ===========   ============   ===========  ===========  ============   ===========
      2,468,117      3,325,391        566,674        443,564      2,994,609       975,463      195,675     1,486,286       763,266
 ==============   ============    ===========    ===========   ============   ===========  ===========  ============   ===========


                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996


                                                                                                                      INTERMEDIATE
                                                                                           COMMON                      GOVERNMENT
                                                                                            STOCK                      SECURITIES
                                                                                            FUND                          FUND
                                                                                     ------------------              --------------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The Hudson River Trust......................................           $ 31,566,792                  $1,519,758
                                                                                          ------------                  ----------

Expenses (Note 3):
  Mortality risk, death benefit, expense
    and expense risk charges...................................................             46,430,265                     331,809
  Financial accounting charges.................................................              7,403,072                       2,282
                                                                                          ------------                  ----------

      Total expenses...........................................................             53,833,337                     334,091

Less: Reduction for expense limitation.........................................              3,610,439                       6,759
                                                                                          ------------                  ----------

      Net expenses.............................................................             50,222,898                     327,332
                                                                                          ------------                  -----------

NET INVESTMENT INCOME (LOSS)...................................................            (18,656,106)                  1,192,426
                                                                                          ------------                  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 2):
  Realized gain (loss) on investments..........................................             39,373,745                     (84,183)
  Realized gain distribution from The Hudson River Trust.......................            427,747,972                          --
                                                                                          ------------                  ----------
    Net realized gain (loss)...................................................            467,121,717                     (84,183)
  Change in unrealized appreciation / depreciation
    of investments.............................................................            326,272,321                    (386,046)
                                                                                          ------------                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS...............................................................            793,394,038                    (470,229)
                                                                                          ------------                  ----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS (NOTE 2)...........................................           $774,737,932                  $  722,197
                                                                                          ============                  ==========





                                                                                           MONEY
                                                                                          MARKET                  BALANCED
                                                                                           FUND                     FUND
                                                                                     --------------            ---------------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The Hudson River Trust......................................         $4,218,305               $ 34,404,660
                                                                                        ----------               ------------

Expenses (Note 3):
  Mortality risk, death benefit, expense
    and expense risk charges...................................................          1,074,903                 13,751,604
  Financial accounting charges.................................................             81,875                  2,377,664
                                                                                        ----------               ------------

    Total expenses.............................................................          1,156,778                 16,129,268

Less: Reduction for expense limitation.........................................             61,777                  1,391,968
                                                                                        ----------               ------------

    Net expenses...............................................................          1,095,001                 14,737,300
                                                                                        ----------               ------------

NET INVESTMENT INCOME (LOSS)...................................................          3,123,304                 19,667,360
                                                                                        ----------               ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 2):
  Realized gain (loss) on investments..........................................            137,830                 10,957,701
  Realized gain distribution from The Hudson River Trust.......................                 --                 89,931,643
                                                                                        ----------               ------------
    Net realized gain (loss)...................................................            137,830                100,889,344
  Change in unrealized appreciation / depreciation
    of investments.............................................................             15,587                (15,177,682)
                                                                                        ----------               ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS...............................................................            153,417                 85,711,662
                                                                                        ----------               ------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS (NOTE 2)...........................................         $3,276,721               $105,379,022
                                                                                        ==========               ============

-------------------------

See Notes to Financial Statements.

                                     FSA-4




 AGGRESSIVE       GROWTH         CONSERVATIVE      HIGH                        GROWTH &       QUALITY       EQUITY
    STOCK        INVESTORS        INVESTORS        YIELD        GLOBAL         INCOME         BOND          INDEX     INTERNATIONAL
    FUND           FUND              FUND          FUND          FUND           FUND          FUND          FUND           FUND
 ----------      -----------     -----------   -----------   -----------     ----------    -----------   ------------   -----------


$  6,308,285     $10,897,241     $3,720,544    $5,697,177    $ 7,691,416     $ 2,196,949   $1,526,764    $ 3,410,663    $1,321,160
------------     -----------     ----------    ----------    -----------     -----------   ----------    -----------    ----------



  30,066,070       5,764,371      1,085,516       713,632      5,512,550       1,513,551      298,999      2,395,042       833,724
   5,350,128          26,080          4,022         3,821         28,760           8,736        1,522         11,293         2,203
------------     -----------     ----------    ----------    -----------     -----------   ----------    -----------    ----------

  35,416,198       5,790,451      1,089,538       717,453      5,541,310       1,522,287      300,521      2,406,335       835,927

   1,421,353              --             --            --             --              --           --             --            --
------------     -----------     ----------    ----------    -----------     ------------  ----------    -----------    ----------

  33,994,845       5,790,451      1,089,538       717,453      5,541,310       1,522,287      300,521      2,406,335       835,927
------------     -----------     ----------    -----------   -----------     -----------   ----------    -----------    ----------

 (27,686,560)      5,106,790      2,631,006     4,979,724      2,150,106         674,662    1,226,243      1,004,328       485,233
------------     -----------     ----------    ----------    -----------     -----------   ----------    -----------    ----------



  71,385,003         662,873        107,618       145,474      1,492,445       1,338,928      280,060      3,349,216     1,250,399
 507,021,043      51,790,058      2,134,857     4,152,172     20,816,121       8,336,410           --     10,841,897     1,722,567
------------     -----------     ----------    ----------    -----------     -----------   ----------   ------------    ----------
 578,406,046      52,452,931      2,242,475     4,297,646     22,308,566       9,675,338      280,060     14,191,113     2,972,966

 (87,392,419)     (9,867,072)    (1,503,698)      721,266     26,407,595      10,940,166     (469,209)    19,487,539     1,086,851
------------     -----------     ----------    ----------    -----------     -----------   ----------    -----------    ----------

 491,013,627      42,585,859        738,777     5,018,912     48,716,161      20,615,504     (189,149)    33,678,652     4,059,817
------------     -----------     ----------    ----------    -----------     -----------   ----------    -----------    ----------


$463,327,067     $47,692,649     $3,369,783    $9,998,636    $50,866,267     $21,290,166   $1,037,094    $34,682,980    $4,545,050
============     ===========     ==========    ==========    ===========     ===========   ==========    ===========    ==========


                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,







                                                                                               COMMON STOCK FUND
                                                                               -----------------------------------------------
                                                                                     1996                          1995
                                                                               ---------------               ----------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:

  Net investment income (loss).......................................          $  (18,656,106)                $    2,782,104
  Net realized gain (loss) on investments............................             467,121,717                    206,999,733
    Change in unrealized appreciation/
    (depreciation) of investments....................................             326,272,321                    498,084,127
                                                                               --------------                 --------------

Net increase in net assets from operations...........................             774,737,932                    707,865,964
                                                                               --------------                 --------------

FROM CONTRACT OWNERS TRANSACTIONS (NOTE 4):
  Contributions and Transfers:
    Contributions....................................................             453,359,975                    323,872,865
    Transfers from other Funds and
      Guaranteed Interest Account....................................             762,624,599                    563,350,890
                                                                               --------------                 --------------

        Total........................................................           1,215,984,574                    887,223,755
                                                                               --------------                 --------------

  Payments, Transfers and Charges:
  Annuity payments, withdrawals and death benefits...................             220,362,060                    159,386,173
  Transfers to other Funds and
    Guaranteed Interest Account......................................             607,476,726                    467,919,413
  Withdrawal and administrative charges..............................               5,572,073                      4,834,457
                                                                               --------------                 --------------

        Total........................................................             833,410,859                    632,140,043
                                                                               --------------                ---------------

  Net increase (decrease) in net assets
    from Contract Owners transactions................................             382,573,715                    255,083,712
                                                                               --------------                 --------------

  Net (increase) decrease in amount retained
    by Equitable Life in Separate Account A (Note 3).................              (2,598,917)                      (202,590)
                                                                               --------------                 --------------

INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO CONTRACT OWNERS....................................           1,154,712,730                    962,747,086

NET ASSETS -- BEGINNING OF PERIOD
  ATTRIBUTABLE TO CONTRACT OWNERS....................................           3,177,985,370                  2,215,238,284
                                                                               --------------                 --------------

NET ASSETS -- END OF PERIOD (NOTE 1)
  ATTRIBUTABLE TO CONTRACT OWNERS....................................          $4,332,698,100                 $3,177,985,370
                                                                               ==============                 ==============





                                                                                                  INTERMEDIATE
                                                                                             GOVERNMENT SECURITIES
                                                                                                      FUND
                                                                               -----------------------------------------------
                                                                                     1996                         1995
                                                                               --------------                ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................           $  1,192,426                   $   860,197
  Net realized gain (loss) on investments............................                (84,183)                     (262,021)
  Change in unrealized appreciation/
    (depreciation) of investments....................................               (386,046)                    1,263,426
                                                                                 -----------                   -----------

Net increase in net assets from operations...........................                722,197                     1,861,602
                                                                                 -----------                   -----------

FROM CONTRACT OWNERS TRANSACTIONS (NOTE 4):
  Contributions and Transfers:
    Contributions....................................................              9,100,062                     7,369,681
    Transfers from other Funds and
      Guaranteed Interest Account....................................              7,049,068                     6,382,251
                                                                                 -----------                   -----------

        Total........................................................             16,149,130                    13,751,932
                                                                                 -----------                   -----------

  Payments, Transfers and Charges:
  Annuity payments, withdrawals and death benefits...................              3,753,601                     1,010,469
  Transfers to other Funds and
    Guaranteed Interest Account......................................              5,943,526                     3,875,451
  Withdrawal and administrative charges..............................                 45,485                        13,622
                                                                                 -----------                   -----------

        Total........................................................              9,742,612                     4,899,542
                                                                                 -----------                   -----------

  Net increase (decrease) in net assets
    from Contract Owners transactions................................              6,406,518                     8,852,390
                                                                                 -----------                   -----------

  Net (increase) decrease in amount retained
    by Equitable Life in Separate Account A (Note 3).................                (24,319)                      (29,531)
                                                                                 -----------                   -----------

INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO CONTRACT OWNERS....................................              7,104,396                    10,684,461

NET ASSETS -- BEGINNING OF PERIOD
  ATTRIBUTABLE TO CONTRACT OWNERS....................................             22,323,796                    11,639,335
                                                                                 -----------                   -----------

NET ASSETS -- END OF PERIOD (NOTE 1)
  ATTRIBUTABLE TO CONTRACT OWNERS....................................            $29,428,192                   $22,323,796
                                                                                 ===========                   ===========



See Notes to Financial Statements.

                                     FSA-6





          MONEY MARKET FUND                          BALANCED FUND
----------------------------------    ------------------------------------------
     1996              1995                  1996                   1995
---------------   ----------------    -------------------    -------------------



 $  3,123,304       $  2,822,581         $   19,667,360         $   19,159,882
      137,830            111,769            100,889,344             36,369,212

       15,587            244,984            (15,177,682)           107,611,597
 ------------       ------------         --------------         --------------

    3,276,721          3,179,334            105,379,022            163,140,691
 ------------       ------------         --------------         --------------



  119,080,405         96,460,995            102,324,455            100,845,169

   28,258,231         11,693,688            107,478,067             72,926,145
 ------------       ------------         --------------         --------------

  147,338,636        108,154,683            209,802,522            173,771,314
 ------------       ------------         --------------         --------------


   15,180,565          9,756,910             78,989,041             70,581,767

  119,609,249        112,024,444            154,003,205            140,405,721
      206,649            141,480              2,085,995              2,326,794
 ------------       ------------         --------------         --------------

  134,996,463        121,922,834            235,078,241            213,314,282
 ------------       ------------         --------------         --------------


   12,342,173        (13,768,151)           (25,275,719)           (39,542,968)
 ------------       ------------         --------------         --------------


      (61,393)           (60,820)              (481,189)              (639,643)
 ------------       ------------         --------------         --------------


   15,557,501        (10,649,637)            79,622,114            122,958,080


   78,257,297         88,906,934          1,042,113,728            919,155,648
 ------------       ------------         --------------         --------------


 $ 93,814,798       $ 78,257,297         $1,121,735,842         $1,042,113,728
 ============       ============         ==============         ==============





                                                          GROWTH
                                                         INVESTORS
         AGGRESSIVE STOCK FUND                             FUND
---------------------------------------     -----------------------------------
      1996                  1995                   1996               1995
----------------      -----------------     ----------------    ---------------


  $  (27,686,560)      $  (17,076,859)         $  5,106,790      $  4,630,881
     578,406,046          274,491,290            52,452,931         4,190,451

     (87,392,419)         201,133,502            (9,867,072)       35,365,665
  --------------       --------------          ------------      ------------

     463,327,067          458,547,933            47,692,649        44,186,997
  --------------       --------------          ------------      ------------



     390,313,679          255,277,523           130,147,052        88,478,478

   1,303,527,875          937,308,527           121,414,460        96,710,983
  --------------       --------------          ------------      ------------

   1,693,841,554        1,192,586,050           251,561,512       185,189,461
  --------------       --------------          ------------      ------------


     154,410,598          101,140,511            25,722,728         8,656,331

   1,118,235,181          890,032,461            49,453,027        31,783,310
       4,762,116            4,012,965               776,045           329,796
  --------------       --------------          ------------      ------------

   1,277,407,895          995,185,937            75,951,800        40,769,437
  --------------       --------------          ------------      ------------


     416,433,659          197,400,113           175,609,712       144,420,024
  --------------       --------------          ------------      ------------


        (596,353)            (703,992)            (212,924)          (69,190)
  --------------       ---------------         ------------      ------------


     879,164,373          655,244,054           223,089,437       188,537,831


   2,097,409,357        1,442,165,303           306,321,192       117,783,361
  --------------       --------------          ------------      ------------


  $2,976,573,730       $2,097,409,357          $529,410,629      $306,321,192
  ==============       ==============          ============      ============


                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                    CONSERVATIVE
                                                                   INVESTORS FUND                             HIGH YIELD FUND
                                                          -------------------------------          ---------------------------------
                                                             1996              1995                  1996                1995
                                                          ---------------   -------------          ------------       ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)........................      $ 2,631,006      $  2,326,829           $ 4,979,724        $ 2,278,708
  Net realized gain (loss) on investments.............        2,242,475           402,260             4,297,646           (142,069)
  Change in unrealized appreciation /
    depreciation  of investments......................       (1,503,698)        6,622,303               721,266          1,530,565
                                                            -----------      ------------           -----------        -----------

Net increase in net assets                                    3,369,783         9,351,392             9,998,636          3,667,204
    from operations...................................      -----------      ------------           -----------        -----------

FROM CONTRACT OWNER TRANSACTIONS
  (NOTE 4):
  Contributions and Transfers:
    Contributions.....................................       22,119,111        17,614,456            23,155,861         10,927,641
    Transfers from other Funds and
      Guaranteed Interest Account.....................        8,707,223        12,235,331            30,143,138         10,118,081
                                                            -----------      ------------           -----------        -----------

        Total.........................................       30,826,334        29,849,787            53,298,999         21,045,722*
                                                            -----------      ------------           -----------        -----------

   Payments, Transfers and Charges:
     Annuity payments, withdrawals and
       death benefits.................................        5,546,973         2,534,266             4,361,957          1,942,685

     Transfers to other Funds and
       Guaranteed Interest Account....................       14,201,772         5,239,849            13,868,715          3,213,614
         Withdrawal and administrative charges........          149,752            74,396                78,426             28,309
                                                            -----------      ------------           -----------        -----------

        Total.........................................       19,898,497         7,848,511            18,309,098          5,184,608
                                                            -----------      ------------           -----------        -----------

  Net increase in net assets
    from Contract Owner transactions..................       10,927,837        22,001,276            34,989,901         15,861,114
                                                            -----------      ------------           -----------        -----------

  Net (increase) decrease in accumulated
    amount retained by Equitable Life in
    Separate Account A (Note 3).......................          (72,280)          (75,713)              (78,617)           (11,839)
                                                            -----------      ------------           -----------        -----------

INCREASE IN NET ASSETS
  ATTRIBUTABLE TO CONTRACT OWNERS ....................       14,225,340        31,276,955            44,909,920         19,516,479

NET ASSETS -- BEGINNING OF PERIOD
  ATTRIBUTABLE TO CONTRACT OWNERS.....................       71,026,212        39,749,257            33,051,318         13,534,839
                                                            -----------      ------------           -----------        -----------

NET ASSETS -- END OF PERIOD (NOTE 1)
  ATTRIBUTABLE TO CONTRACT OWNERS.....................      $85,251,552       $71,026,212           $77,961,238        $33,051,318
                                                            ===========       ===========           ===========        ===========



                                                                                             GLOBAL FUND
                                                                                ---------------------------------------
                                                                                      1996                 1995
                                                                                ------------------    -----------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:                                                                    $  2,150,106         $  1,170,324
  Net investment income (loss)........................                                22,308,566           10,274,241
  Net realized gain (loss) on investments.............
  Change in unrealized appreciation /                                                 26,407,595           29,094,331
    depreciation  of investments......................                              ------------         ------------

                                                                                      50,866,267           40,538,896
Net increase in net assets                                                          ------------         ------------
    from operations...................................

FROM CONTRACT OWNERS TRANSACTIONS
  (NOTE 4):
  Contributions and Transfers:                                                       104,951,106           81,368,082
    Contributions.....................................
    Transfers from other Funds and                                                   115,437,667          137,660,677
      Guaranteed Interest Account.....................                              ------------         ------------

                                                                                     220,388,773          219,028,759
        Total.........................................                              ------------         ------------


  Payments, Transfers and Charges:
    Annuity payments, withdrawals and                                                 28,738,527           11,743,890
      death benefits..................................

  Transfers to other Funds and                                                        61,058,782           93,494,152
    Guaranteed Interest Account.......................                                   724,468              394,438
  Withdrawal and administrative charges...............                              ------------         ------------

                                                                                      90,521,777          105,632,480
      Total...........................................                              ------------         ------------


  Net increase in net assets                                                         129,866,996          113,396,279
    from Contract Owner transactions.................                               ------------         ------------


  Net (increase) decrease in
    amount retained by Equitable Life in                                                (286,484)            (136,682)
    Separate Account A (Note 3).......................                              ------------         ------------


INCREASE IN NET ASSETS                                                               180,446,779          153,798,493
  ATTRIBUTABLE TO CONTRACT OWNERS ....................

NET ASSETS -- BEGINNING OF PERIOD                                                    315,007,486          161,208,993
  ATTRIBUTABLE TO CONTRACT OWNERS......................                             ------------         ------------


NET ASSETS -- END OF PERIOD (NOTE 1)                                                $495,454,265         $315,007,486
  ATTRIBUTABLE TO CONTRACT OWNERS......................                             ============         ============



--------------------------
*Commencement of operations from September 1, 1995.



See Notes to Financial Statements.


                                     FSA-8


            GROWTH & INCOME                            QUALITY BOND
                  FUND                                      FUND
-----------------------------------        -------------------------------------
      1996               1995                    1996                1995
-----------------  ----------------        ----------------     ---------------


    $    674,662       $   790,931             $ 1,226,243         $   572,638
       9,675,338           135,257                 280,060             (14,461)

      10,940,166         7,973,647                (469,209)            952,860
    ------------       -----------             -----------         -----------

      21,290,166         8,899,835               1,037,094           1,511,037
    ------------       -----------             -----------         -----------




      44,131,391        22,698,765               7,201,618           5,630,019

      70,653,911        28,860,658              11,609,924           7,603,814
    ------------       -----------             -----------         -----------

     114,785,302        51,559,423              18,811,542          13,233,833
    ------------       -----------             -----------         -----------



       6,415,518         1,952,266               1,789,909             705,351


      36,251,785        10,151,108               8,691,630           2,324,024
         177,183            60,042                  30,562               8,788
    ------------       -----------             -----------         -----------

      42,844,486        12,163,416              10,512,101           3,038,163
    ------------       -----------             -----------         -----------


      71,940,816        39,396,007               8,299,441          10,195,670
    ------------       -----------             -----------         -----------



        (144,964)          (20,535)                (33,142)               (326)
    ------------       -----------             -----------         -----------


      93,086,018        48,275,307               9,303,393          11,706,381


      70,420,279        22,144,972              17,045,873           5,339,492
    ------------       -----------             -----------         -----------


    $163,506,297       $70,420,279             $26,349,266         $17,045,873
    ============       ===========             ===========         ===========







          EQUITY INDEX                                INTERNATIONAL
              FUND                                        FUND
---------------------------------         --------------------------------------
     1996              1995                     1996              1995*
---------------- -----------------        -----------------   ---------------


   $  1,004,328      $    360,568             $    485,233       $   149,427
     14,191,113         4,198,742                2,972,966            84,989

     19,487,539         4,368,831                1,086,851           148,058
   ------------      ------------             ------------       -----------

     34,682,980         8,928,141                4,545,050           382,474
   ------------      ------------             ------------       -----------




     78,060,051        28,329,533               32,148,619         2,925,742

    224,346,052       153,170,493              132,166,698        17,699,810
   ------------      ------------             ------------       -----------

    302,406,103       181,500,026              164,315,317        20,625,552
   ------------      ------------             ------------       -----------



      8,358,084         1,077,397                3,342,378            41,651


    142,130,534       106,387,645               83,376,653         5,873,268
        217,821            23,173                   60,421               907
   ------------      ------------             ------------       -----------

    150,706,439       107,488,215               86,779,452         5,915,826
   ------------      ------------             ------------       -----------



    151,699,664        74,011,811               77,535,865        14,709,726
   ------------      ------------             ------------       -----------



       (138,050)           59,424                    5,549             8,896
   ------------      ------------             ------------       -----------


    186,244,594        82,999,376               82,086,464        15,101,096


     88,102,110         5,102,734               15,101,096                --
   ------------      ------------             ------------       -----------


   $274,346,704      $ 88,102,110             $ 97,187,560       $15,101,096
   ============      ============             ============       ===========


                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1.   General

     The Equitable Life Assurance Society of the United States (Equitable Life) Separate Account A (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of thirteen investment funds (Funds): the Common Stock Fund, the Intermediate Government Securities Fund, the Money Market Fund, the Balanced Fund, the Aggressive Stock Fund, the Growth Investors Fund, the Conservative Investors Fund, the High Yield Fund, the Global Fund, the Growth & Income Fund, the Quality Bond Fund, the Equity Index Fund and the International Fund. The assets in each Fund are invested in Class IA shares of a corresponding portfolio (Portfolio) of a mutual fund, The Hudson River Trust (Trust). The Trust is an open-end, diversified, management investment company that invests the assets of separate accounts of insurance companies. Each Portfolio has separate investment objectives.

     The Account is used to fund benefits under certain individual tax-favored variable annuity contracts (Old Contracts), individual non-qualified variable annuity contracts (EQUIPLAN Contracts), tax-favored and non-qualified certificates issued under group deferred variable annuity contracts and certain related individual contracts (EQUI-VEST Contracts), group deferred variable annuity contracts used to fund tax-qualified defined contribution plans (Momentum Contracts) and group variable annuity contracts used as a funding vehicle for employers who sponsor qualified defined contribution plans (Momentum Plus). All of these contracts and certificates are collectively referred to as the Contracts.

     The net assets of the Account are not chargeable with liabilities arising out of any other business Equitable Life may conduct. The excess of assets over reserves and other contract liabilities, if any, in the Account may be transferred to Equitable Life's General Account.

2.   Significant  Accounting Policies

     The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

     Investment transactions are recorded on the date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

     Dividends are recorded at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

     No Federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996


3.   Asset Charges

     The following charges are made directly against the assets of the Account and are reflected daily in the computation of the accumulation unit values of the Contracts:





                                                  EQUI-VEST/MOMENTUM                          MOMENTUM PLUS             OLD
                                                      CONTRACTS                                 CONTRACTS            CONTRACTS
                                  ---------------------------------------------------    ------------------------ -----------------
                                        Common Stock, Money                All                                    Common Stock and
                                        Market and Balanced               Other                                     Money Market
                                               Funds                      Funds                All Funds                Funds
                                  --------------------------------   ----------------       ----------------  ----------------------
Death Benefits................              0.05 of 1%                  0.05 of 1%               --                0.05 of 1%
Mortality Risks...............              0.30 of 1%                  0.30 of 1%            0.50 of 1%           0.45 of 1%
Expenses......................              0.60 of 1%                  0.60 of 1%            0.25 of 1%           0.16 of 1%
Expense Risks.................              0.30 of 1%                  0.15 of 1%            0.60 of 1%           0.08 of 1%
Financial Accounting..........              0.24 of 1%                  0.24 of 1%               --                    --





                                                                            EQUI-VEST
                                                                            SERIES 300
                                                    EQUIPLAN                & 400
                                                    CONTRACTS               CONTRACTS
                                            -------------------------- -----------------
                                                 Common Stock and
                                              Intermediate Government
                                                    Securities
                                                       Funds               All Funds
                                            --------------------------  ----------------
Death Benefits................                       0.05 of 1%               --
Mortality Risks...............                       0.45 of 1%             0.60 of 1%
Expenses......................                       0.16 of 1%          0.24/0.25 of 1%
Expense Risks.................                       0.08 of 1%             0.50 of 1%
Financial Accounting..........                          --                    --




     During 1996,  Equitable Life charged EQUI-VEST Series 300 and 400 Contracts
     0.24 of 1% against the assets of the Intermediate Government Securities Fund, the Growth Investors Fund, the Conservative Investors Fund, the High Yield Fund,the Global Fund, the Growth & Income Fund, the Quality Bond Fund, the Equity Index Fund and the International Fund for expenses. This voluntary expense limitation (discounted from 0.25 of 1% to 0.24 of 1%) may be discontinued by Equitable Life at its discretion.

     The above charges may be retained in the Account by Equitable Life and, to the extent retained, participate in the net investment results of the Trust ratably with assets attributable to the Contracts.

     Since the Trust shares are valued at their net asset value, investment advisory fees and direct operating expenses of the Trust are, in effect, passed on to the Account and are reflected in the computation of the accumulation unit values of the Contracts.

     Under the terms of the Contracts, the aggregate of these asset charges and the charges of the Trust for advisory fees and for direct operating expenses may not exceed a total effective annual rate of 1.75% for EQUI-VEST and Momentum Contracts for the Money Market Fund, the Balanced Fund, the Common Stock Fund, and the Aggressive Stock Fund and 1% for the Old Contracts and EQUIPLAN Contracts.

     Under the Contracts, the total charges may be reallocated among the various expense categories. Equitable Life, however, intends to limit any possible reallocation to include only the expense risks, mortality risks and death benefit charges.

4.   Contributions, Payments, Transfers and Charges

     Contributions represent participant contributions under EQUI-VEST, Momentum, Momentum Plus and EQUI-VEST Series 300 and 400 Contracts (except amounts allocated to the Guaranteed Interest Account, which are reflected in the General Account) and participant contributions under other Contracts reduced by applicable deductions, charges and state premium taxes. Contributions also include amounts applied to purchase variable annuities. Transfers are amounts that participants have directed to be moved among the Funds, including permitted transfers to and from the Guaranteed Interest Account, which is part of Equitable Life's General Account.

     Variable annuity payments and death benefits are payments to participants and beneficiaries made under the terms of the Contracts. Withdrawals are amounts that participants have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if applicable, are the deferred contingent withdrawal charges that apply to certain withdrawals under EQUI-VEST, Momentum, Momentum Plus and EQUI-VEST Series 300 and 400 Contracts. Administrative charges, if applicable, are deducted annually under EQUI-VEST, EQUIPLAN and Old Contracts and quarterly under Momentum, Momentum Plus and EQUI-VEST Series 300 and 400 Contracts.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996


     Accumulation units issued and redeemed during the periods indicated were:



                                                                                                        Years Ended
                                                                                                        December 31,
                                                                                        -------------------------------------------
                                                                                                 1996                      1995
                                                                                        --------------------       ----------------
COMMON STOCK FUND
-----------------
Issued             --        EQUI-VEST Contracts................................               4,329,571                4,339,470
                             Momentum Contracts.................................                 243,637                  208,765
                             Momentum Plus Contracts............................                 597,453                  470,567
                             Enhanced Momentum Plus Contracts...................                 157,605                        0
                             Old Contracts......................................                     728                      837
                             EQUIPLAN Contracts.................................                     303                      268
                             EQUI-VEST Series 300 and 400 Contracts.............               2,233,005                1,432,603
Redeemed           --        EQUI-VEST Contracts................................               3,688,353                3,797,103
                             Momentum Contracts.................................                 127,310                   75,510
                             Momentum Plus Contracts............................                 264,968                   94,575
                             Enhanced Momentum Plus Contracts...................                  17,583                        0
                             Old Contracts......................................                  42,438                   51,405
                             EQUIPLAN Contracts.................................                  12,375                   11,184
                             EQUI-VEST Series 300 and 400 Contracts.............                 764,368                  391,658

INTERMEDIATE GOVERNMENT SECURITIES FUND
---------------------------------------
Issued             --        Momentum Contracts.................................                   5,037                    7,133
                             Momentum Plus Contracts............................                  30,826                   34,658
                             Enhanced Momentum Plus Contracts...................                   2,792                        0
                             EQUIPLAN Contracts.................................                  13,023                       68
                             EQUI-VEST Series 300 and 400 Contracts.............                 103,536                   90,918
Redeemed           --        Momentum Contracts.................................                   2,248                      598
                             Momentum Plus Contracts............................                  37,473                   11,347
                             Enhanced Momentum Plus Contracts...................                     336                        0
                             EQUIPLAN Contracts.................................                   8,091                    4,000
                             EQUI-VEST Series 300 and 400 Contracts.............                  46,208                   33,589
MONEY MARKET FUND
-----------------
Issued             --        EQUI-VEST Contracts................................                 471,698                  366,971
                             Momentum Contracts.................................                 508,189                  447,257
                             Momentum Plus Contracts............................                 812,388                  676,808
                             Enhanced Momentum Plus Contracts...................                  40,920                        0
                             Old Contracts......................................                   4,948                    2,235
                             EQUI-VEST Series 300 and 400 Contracts.............                 245,758                  144,021
Redeemed           --        EQUI-VEST Contracts................................                 479,069                  345,636
                             Momentum Contracts.................................                 456,078                  374,993
                             Momentum Plus Contracts............................                 804,620                  851,769
                             Enhanced Momentum Plus Contracts...................                  27,829                        0
                             Old Contracts......................................                  15,490                    9,440
                             EQUI-VEST Series 300 and 400 Contracts.............                 162,153                  125,670



                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996



                                                                                                         Years Ended
                                                                                                         December 31,
                                                                                       ---------------------------------------------
                                                                                              1996                          1995
                                                                                       --------------------         ----------------
BALANCED FUND
-------------
Issued             --        EQUI-VEST Contracts................................               4,328,191                   4,387,731
                             Momentum Contracts.................................                 344,030                     395,854
                             Momentum Plus Contracts............................                 200,165                     204,147
                             Enhanced Momentum Plus Contracts...................                  55,952                           0
                             EQUI-VEST Series 300 and 400 Contracts.............                 274,681                     183,034
Redeemed           --        EQUI-VEST Contracts................................               6,220,763                   6,839,622
                             Momentum Contracts.................................                 243,591                     215,312
                             Momentum Plus Contracts............................                 118,387                      56,192
                             Enhanced Momentum Plus Contracts...................                   7,610                           0
                             EQUI-VEST Series 300 and 400 Contracts.............                 112,296                      86,454
AGGRESSIVE STOCK FUND
---------------------
Issued             --        EQUI-VEST Contracts................................              15,729,861                  15,601,564
                             Momentum Contracts.................................                 640,809                     583,570
                             Momentum Plus Contracts............................                 611,656                     465,017
                             Enhanced Momentum Plus Contracts...................                 124,790                           0
                             EQUI-VEST Series 300 and 400 Contracts.............               2,252,325                   1,591,822
Redeemed           --        EQUI-VEST Contracts................................              13,605,973                  14,567,533
                             Momentum Contracts.................................                 329,415                     234,646
                             Momentum Plus Contracts............................                 259,855                      97,553
                             Enhanced Momentum Plus Contracts...................                  15,823                           0
                             EQUI-VEST Series 300 and 400 Contracts.............               1,094,154                     945,741
GROWTH INVESTORS FUND
---------------------
Issued             --        Momentum Contracts.................................                  69,706                      50,523
                             Momentum Plus Contracts............................                 277,255                     243,492
                             Enhanced Momentum Plus Contracts...................                  15,724                           0
                             EQUI-VEST Series 300 and 400 Contracts.............               1,654,096                   1,401,142
Redeemed           --        Momentum Contracts.................................                  16,841                       3,545
                             Momentum Plus Contracts............................                 143,744                      56,483
                             Enhanced Momentum Plus Contracts...................                   1,072                           0
                             EQUI-VEST Series 300 and 400 Contracts.............                 441,519                     311,129
CONSERVATIVE INVESTORS FUND
---------------------------
Issued             --        Momentum Contracts.................................                  10,705                       8,347
                             Momentum Plus Contracts............................                  55,120                      54,650
                             Enhanced Momentum Plus Contracts...................                   5,947                           0
                             EQUI-VEST Series 300 and 400 Contracts.............                 200,840                     223,974
Redeemed           --        Momentum Contracts.................................                   3,249                         450
                             Momentum Plus Contracts............................                  47,599                      18,295
                             Enhanced Momentum Plus Contracts...................                   1,318                           0
                             EQUI-VEST Series 300 and 400 Contracts.............                 125,486                      57,483
HIGH YIELD FUND
---------------
Issued             --        Momentum Contracts.................................                  12,054                       6,324
                             Momentum Plus Contracts............................                  50,342                      44,314
                             Enhanced Momentum Plus Contracts...................                   5,597                           0
                             EQUI-VEST Series 300 and 400 Contracts.............                 347,167                     145,638
Redeemed           --        Momentum Contracts.................................                   1,584                         395
                             Momentum Plus Contracts............................                  26,154                      12,085
                             Enhanced Momentum Plus Contracts...................                     478                           0
                             EQUI-VEST Series 300 and 400 Contracts.............                 112,750                      35,957


                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996


                                                                                                       Years Ended
                                                                                                       December 31,
                                                                                          --------------------------------------
                                                                                                 1996                 1995
                                                                                          ---------------         -------------
GLOBAL FUND
-----------
Issued             --        Momentum Contracts.................................                  69,785               53,496
                             Momentum Plus Contracts............................                 226,890              251,525
                             Enhanced Momentum Plus Contracts...................                  14,214                    0
                             EQUI-VEST Series 300 and 400 Contracts.............               1,395,485            1,670,603
Redeemed           --        Momentum Contracts.................................                  15,804                7,044
                             Momentum Plus Contracts............................                 158,197               84,289
                             Enhanced Momentum Plus Contracts...................                   1,356                    0
                             EQUI-VEST Series 300 and 400 Contracts.............                 521,429              854,945
GROWTH & INCOME FUND
--------------------
Issued             --        Momentum Contracts.................................                  32,378               14,155
                             Momentum Plus Contracts............................                  80,062               66,279
                             Enhanced Momentum Plus Contracts...................                   3,154                    0
                             EQUI-VEST Series 300 and 400 Contracts.............                 769,435              387,123
Redeemed           --        Momentum Contracts.................................                   8,397                1,570
                             Momentum Plus Contracts............................                  26,343                8,379
                             Enhanced Momentum Plus Contracts...................                     126                    0
                             EQUI-VEST Series 300 and 400 Contracts.............                 291,623               99,840
QUALITY BOND FUND
-----------------
Issued             --        Momentum Contracts.................................                   4,794                3,450
                             Momentum Plus Contracts............................                  21,227               16,825
                             Enhanced Momentum Plus Contracts...................                   1,393                    0
                             EQUI-VEST Series 300 and 400 Contracts.............                 145,134              108,824
Redeemed           --        Momentum Contracts.................................                   1,778                  523
                             Momentum Plus Contracts............................                  10,306                2,479
                             Enhanced Momentum Plus Contracts...................                      47                    0
                             EQUI-VEST Series 300 and 400 Contracts.............                  84,488               26,494
EQUITY INDEX FUND
-----------------
Issued             --        Momentum Contracts.................................                  45,208               13,555
                             Momentum Plus Contracts............................                 114,361               46,112
                             Enhanced Momentum Plus Contracts...................                   4,998                    0
                             EQUI-VEST Series 300 and 400 Contracts.............               1,866,091            1,413,313
Redeemed           --        Momentum Contracts.................................                   6,994                1,679
                             Momentum Plus Contracts............................                  30,367                5,016
                             Enhanced Momentum Plus Contracts...................                     642                    0
                             EQUI-VEST Series 300 and 400 Contracts.............                 971,325              868,769
INTERNATIONAL FUND
------------------
Issued             --        Momentum Contracts.................................                  21,296                  480
                             Momentum Plus Contracts............................                  61,499                3,464
                             Enhanced Momentum Plus Contracts...................                  26,479                    0
                             EQUI-VEST Series 300 and 400 Contracts.............               1,395,292              198,903
Redeemed           --        Momentum Contracts.................................                   2,534                    0
                             Momentum Plus Contracts............................                  10,691                    8
                             Enhanced Momentum Plus Contracts...................                   5,744                    0
                             EQUI-VEST Series 300 and 400 Contracts.............                 772,701               58,228



                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

5.   Net Assets

     Net assets consist of: (i) net assets attributable to Contracts in the accumulation period, which are represented by Contract accumulation units outstanding and associated accumulation unit values and (ii) actuarial reserves and other liabilities attributable to Contracts in the payout period which are not represented by accumulation units or unit values.

     Listed below are components of net assets.



                                                                  INTERMEDIATE
                                              COMMON               GOVERNMENT                 MONEY
                                               STOCK               SECURITIES                MARKET                 BALANCED
                                               FUND                   FUND                    FUND                    FUND
                                        --------------------     ----------------        ----------------       ------------------
Net assets attributable
    to EQUI-VEST
    Contracts in
    accumulation period..............        $3,370,457,812          $        --             $28,666,122          $  964,675,157
Net assets attributable
    to Old Contracts in
    accumulation period..............            85,158,183                   --               4,336,192                      --
Net assets attributable
    to EQUIPLAN
    Contracts in
    accumulation period..............            25,613,227            2,798,061                      --                      --
Net assets attributable
    to Momentum
    Contracts in
    accumulation period..............           103,372,142            1,120,445               6,801,469              36,005,104
Net assets attributable
    to Momentum Plus
    Contracts in
    accumulation period..............           168,686,155            8,787,834              34,332,235              50,090,333
Net assets attributable
    to Enhanced Momentum
    Plus Contracts in
    accumulation period..............            17,626,753              259,695               1,383,018               5,518,846
Net assets attributable
    to EQUI-VEST Series 300
    & 400 Contracts in
    accumulation period..............           537,355,103           16,459,482              18,295,762              65,340,718
Actuarial reserves and
    other contract
    liabilities
    attributable to
    Contracts in payout..............            24,428,725                2,675                      --                 105,684
                                             --------------          -----------             -----------          --------------
                                             $4,332,698,100          $29,428,192             $93,814,798          $1,121,735,842
                                             ==============          ===========             ===========          ==============



                                                            AGGRESSIVE                    GROWTH
                                                               STOCK                     INVESTORS
                                                               FUND                        FUND
                                                        --------------------           --------------
Net assets attributable
    to EQUI-VEST
    Contracts in
    accumulation period..............                        $2,316,874,460             $         --
Net assets attributable
    to Old Contracts in
    accumulation period..............                                    --                       --
Net assets attributable
    to EQUIPLAN
    Contracts in
    accumulation period..............                                    --                       --
Net assets attributable
    to Momentum
    Contracts in
    accumulation period..............                           106,189,250               14,694,449
Net assets attributable
    to Momentum Plus
    Contracts in
    accumulation period..............                           168,280,410               68,574,772
Net assets attributable
    to Enhanced Momentum
    Plus Contracts in
    accumulation period..............                            13,679,380                1,714,501
Net assets attributable
    to EQUI-VEST Series 300
    & 400 Contracts in
    accumulation period..............                           368,768,780              443,596,795
Actuarial reserves and
    other contract
    liabilities
    attributable to
    Contracts in payout..............                             2,781,450                  830,112
                                                             --------------             ------------
                                                             $2,976,573,730             $529,410,629
                                                             ==============             ============



                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT A

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996



                                               CONSERVATIVE               HIGH                                   GROWTH &
                                                INVESTORS                YIELD                GLOBAL              INCOME
                                                   FUND                   FUND                 FUND                FUND
                                            -------------------      ---------------      ---------------     ---------------
Net assets attributable
    to EQUI-VEST
    Contracts in
    accumulation period...............             $        --          $        --        $         --         $         --
Net assets attributable
    to Old Contracts in
    accumulation period..............                       --                   --                  --                   --
Net assets attributable
    to EQUIPLAN
    Contracts in
    accumulation period..............                       --                   --                  --                   --
Net assets attributable
    to Momentum
    Contracts in
    accumulation period..............                2,114,842            2,433,263          16,048,232            5,838,772
Net assets attributable
    to Momentum Plus
    Contracts in
    accumulation period..............               15,650,595           13,836,870          64,536,142           17,388,863
Net assets attributable
    to Enhanced Momentum Plus
    Contracts in
    accumulation period .............                  507,009              652,448           1,496,342              374,309
Net assets attributable
    to EQUI-VEST Series 300 & 400
    Contracts in
    accumulation period..............               66,443,641           61,001,720         413,259,009          139,856,174
Actuarial reserves and
    other contract
    liabilities
    attributable to
    Contracts in payout..............                  535,465               36,937             114,540               48,179
                                                   -----------          -----------        ------------         ------------
                                                   $85,251,552          $77,961,238        $495,454,265         $163,506,297
                                                   ===========          ===========        ============         ============




                                                         QUALITY              EQUITY
                                                           BOND               INDEX           INTERNATIONAL
                                                           FUND                FUND                 FUND
                                                      ----------------   -----------------     ---------------
Net assets attributable
    to EQUI-VEST
    Contracts in
    accumulation period..............                     $        --         $         --        $        --
Net assets attributable
    to Old Contracts in
    accumulation period..............                              --                   --                 --
Net assets attributable
    to EQUIPLAN
    Contracts in
    accumulation period..............                              --                   --                 --
Net assets attributable
    to Momentum
    Contracts in
    accumulation period..............                         805,525            8,310,489          2,171,142
Net assets attributable
    to Momentum Plus
    Contracts in
    accumulation period..............                       3,339,020           21,020,652          6,121,746
Net assets attributable
    to Enhanced Momentum Plus
    Contracts in
    accumulation period .............                         146,541              564,940          2,342,303
Net assets attributable
    to EQUI-VEST Series 300 & 400
    Contracts in
    accumulation period..............                      22,042,506          243,929,938         86,118,730
Actuarial reserves and
    other contract
    liabilities
    attributable to
    Contracts in payout..............                          15,674              520,685            433,639
                                                          -----------         ------------        -----------
                                                          $26,349,266         $274,346,704        $97,187,560
                                                          ===========         ============        ===========


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

6.  Accumulation Unit Values

    Shown below is accumulation unit value information for a unit outstanding throughout the periods shown.

                                             COMMON STOCK FUND--OLD CONTRACTS

                                                                       YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------------------

                                          1996     1995     1994     1993     1992    1991     1990    1989    1988    1987
                                        -------  -------  -------- -------  -------  -------  ------  ------  ------  ------
Unit value, beginning of period ..      $199.66  $151.67  $155.96  $125.72  $122.56  $ 89.56  $97.97  $78.37  $63.99  $59.83
                                        =======  =======  =======  =======  =======  =======  ======  ======  ======  ======

Unit value, end of period ........      $246.57  $199.66  $151.67  $155.96  $125.72  $122.56  $89.56  $97.97  $78.37  $63.99
                                        =======  =======  =======  =======  =======  =======  ======  ======  ======  ======
Number of units outstanding,
    end of period (000's) ........          345      387      438      467      525      598     694     780     895   1,079
                                        =======  =======  =======  =======  =======  =======  ======  ======  ======  ======

                                  COMMON STOCK FUND--EQUI-VEST/MOMENTUM** CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                       -------------------------------------------------------------------------------------

                                         1996     1995     1994     1993     1992     1991     1990    1989    1988    1987
                                       -------  -------  -------  -------  -------  --------  ------  ------  ------  ------
Unit value, beginning of period ...    $162.42  $124.32  $128.81  $104.63  $102.76  $ 75.67   $83.40  $67.22  $55.30  $52.10
                                       =======  =======  =======  =======  =======  =======   ======  ======  ======  ======

Unit value, end of period .........    $199.05  $162.42  $124.32  $128.81  $104.63  $102.76   $75.67  $83.40  $67.22  $55.30
                                       =======  =======  =======  =======  =======  ========  ======  ======  ======  ======

Number of EQUI-VEST units
    outstanding, end of
    period (000's) ................     16,933   16,292   15,749   13,917   11,841    10,292   9,670   8,645   7,252   7,349
                                       =======  =======  =======  =======  =======  ========  ======  ======  ======  ======

Number of Momentum units
    outstanding, end of
    period (000's) ................       519       403      270      120
                                      =======   =======  =======  =======

                                     COMMON STOCK FUND--EQUIPLAN CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------------------------

                                       1996     1995     1994     1993     1992     1991      1990     1989     1988    1987
                                     -------  -------  -------  -------  -------  --------  --------  -------  ------  -------
Unit value, beginning of period....  $216.27  $164.29  $168.93  $136.10  $132.67  $ 96.95   $106.05   $ 84.83  $69.26  $65.62
                                     =======  =======  =======  =======  =======  =======   =======   =======  ======  ======

Unit value, end of period .........  $267.08  $216.27  $164.29  $168.93  $136.10  $132.67   $ 96.95   $106.05  $84.83  $69.56
                                     =======  =======  =======  =======  =======  =======   =======   =======  ======  ======

Number of units
    outstanding,
    end of period (000's) .........       96      108      119      124      135       144       157      177     196     235
                                     =======  =======  =======  =======  =======  ========  ========  =======  ======  ======


                                                    COMMON STOCK FUND--MOMENTUM PLUS CONTRACTS

                                                        YEARS ENDED DECEMBER 31,
                                                    ------------------------------        SEPTEMBER 9, 1993*
                                                      1996        1995       1994       TO DECEMBER 31, 1993
                                                    -------     -------     ------      --------------------

Unit value, beginning of period ..................  $132.47     $101.38     $105.01            $100.00
                                                    =======     =======     =======            =======

Unit value, end of period ........................  $162.39     $132.47     $101.38            $105.01
                                                    =======     =======     =======            =======

Number of units outstanding, end of period (000's)    1,039         706         330                 12
                                                    =======     =======     =======            =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

                     COMMON STOCK FUND--ENHANCED MOMENTUM PLUS CONTRACTS


                                                        SEPTEMBER 1, 1996
                                                       TO DECEMBER 31, 1996*
                                                 ------------------------------

Unit value, beginning of period .......................     $100.00
                                                            =======

Unit value, end of period .............................     $125.89
                                                            =======

Number of units outstanding, end of period (000's).....         140
                                                            =======

                     COMMON STOCK FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                          ---------------------------    JANUARY 3, 1994*
                                                              1996        1995         TO DECEMBER 31, 1994
                                                            -------     --------      ---------------------
Unit value, beginning of period ........................    $126.78     $ 97.03           $100.00
                                                            =======     =======           =======

Unit value, end of period ..............................    $155.42     $126.78           $ 97.03
                                                            =======     =======           =======

Number of units outstanding, end of period (000's)......      3,457       1,989               948
                                                            =======     =======           =======

                     INTERMEDIATE GOVERNMENT SECURITIES FUND--EQUIPLAN CONTRACTS

                                                              YEARS ENDED DECEMBER 31,
                                 ------------------------------------------------------------------------------

                                   1996   1995    1994    1993    1992    1991    1990    1989    1988    1987
                                 ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Unit value, beginning of period  $49.69  $44.04  $46.25  $42.04  $40.00  $35.17  $33.12  $28.89  $27.31  $26.81
                                 ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Unit value, end of period .....  $51.34  $49.69  $44.04  $46.25  $42.04  $40.00  $35.17  $33.12  $28.89  $27.31
                                 ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Number of units period
    outstanding,
    end of period (000's) .....      55      50      54      58      66      74      82      91      98     120
                                 ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

                     INTERMEDIATE GOVERNMENT SECURITIES FUND--MOMENTUM CONTRACTS

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------        JUNE 1, 1994*
                                                                 1996         1995        TO DECEMBER 31, 1994
                                                               -------      --------     ----------------------
Unit value, beginning of period ...........................    $109.80      $ 98.19           $100.00
                                                               =======      =======           =======


Unit value, end of period .................................    $112.40      $109.80           $ 98.19
                                                               =======      =======           =======

Number of units outstanding, end of period (000's).........         10            7                 1
                                                               =======      =======           =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

                     INTERMEDIATE GOVERNMENT SECURITIES FUND--MOMENTUM PLUS CONTRACTS

                                                                YEARS ENDED DECEMBER 31,
                                                             -----------------------------     SEPTEMBER 9, 1993*
                                                               1996       1995       1994     TO DECEMBER 31, 1993
                                                             -------    -------    -------    --------------------
Unit value, beginning of period ...........................  $105.94    $ 94.76     $100.44         $100.00
                                                             =======    =======     =======         =======

Unit value, end of period .................................  $108.45    $105.94     $ 94.76         $100.44
                                                             =======    =======     =======         =======

Number of units outstanding, end of period (000's).........       81         88          64               1
                                                             =======    =======     =======         =======

                     INTERMEDIATE GOVERNMENT SECURITIES FUND--ENHANCED MOMENTUM PLUS CONTRACTS

                                                         SEPTEMBER 1, 1996
                                                       TO DECEMBER 31, 1996*
                                                     -------------------------

Unit value, beginning of period......................     $100.00
                                                          =======

Unit value, end of period............................     $105.75
                                                          =======

Number of units outstanding, end of period (000's)...           2
                                                          =======

                     INTERMEDIATE GOVERNMENT SECURITIES FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                                YEARS ENDED DECEMBER 31,
                                                                ------------------------      JUNE 1, 1994*
                                                                  1996        1995         TO DECEMBER 31, 1994
                                                                -------      -------     ------------------------

Unit value, beginning of period ...........................     $109.80      $ 98.19            $100.00
                                                                =======      =======            =======

Unit value, end of period .................................     $112.40      $109.80            $ 98.19
                                                                =======      =======            =======

Number of units outstanding, end of period (000's) ........         146           89                 32
                                                                =======      =======            =======

                                          MONEY MARKET FUND--OLD CONTRACTS

                                                                   YEARS ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------
                                      1996    1995    1994    1993    1992    1991    1990    1989    1988   1987
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------ -------
Unit value, beginning of period...   $32.00  $30.44  $29.43  $28.75  $27.92  $26.47  $24.59  $22.66  $21.23  $20.01
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Unit value, end of period ........   $33.52  $32.00  $30.44  $29.43  $28.75  $27.92  $26.47  $24.59  $22.66  $21.23
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Number of units outstanding,
    end of period (000's) ........      129     140     147     168     204     246     289     310     339     419
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

                                 MONEY MARKET FUND--EQUI-VEST / MOMENTUM** CONTRACTS

                                                                    YEARS ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------

                                      1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Unit value, beginning of period ...  $27.22  $26.08  $25.41  $25.01  $24.48  $23.38  $21.89  $20.32  $19.18  $18.22
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Unit value, end of period .........  $28.28  $27.22  $26.08  $25.41  $25.01  $24.48  $23.38  $21.89  $20.32  $19.18
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Number of EQUI-VEST units
    outstanding, end of
    period (000's) ................   1,013   1,021   1,000   1,065   1,201   1,325   1,307   1,045     656     581
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Number of Momentum units
    outstanding, end of
    period (000's) ................     240     188     166      56
                                     ======  ======  ======  ======

                                   MONEY MARKET FUND--MOMENTUM PLUS CONTRACTS

                                                                   YEARS ENDED DECEMBER 31,
                                                               -------------------------------       SEPTEMBER 9, 1993*
                                                                 1996        1995       1994        TO DECEMBER 31, 1993
                                                               -------     -------     -------    -----------------------

Unit value, beginning of period ...........................    $107.55     $103.10     $100.47           $100.00
                                                               =======     =======     =======           =======


Unit value, end of period .................................    $111.75     $107.55     $103.10           $100.47
                                                               =======     =======     =======           =======

Number of units outstanding, end of period (000's).........        307         299         474                62
                                                               =======     =======     =======           =======

                            MONEY MARKET FUND--ENHANCED MOMENTUM PLUS CONTRACTS

                                                            SEPTEMBER 1, 1996
                                                          TO DECEMBER 31, 1996*
                                                          ---------------------


Unit value, beginning of period .........................       $100.00
                                                                =======

Unit value, end of period ...............................       $105.65
                                                                =======

Number of units outstanding, end of period (000's).......            13
                                                                =======

                        MONEY MARKET FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                                YEARS ENDED DECEMBER 31,
                                                                -----------------------       JANUARY 3, 1994*
                                                                  1996        1995          TO DECEMBER 31, 1994
                                                                -------     -------    ------------------------------
Unit value, beginning of period ...........................     $107.04     $102.61            $100.00
                                                                =======     =======            =======

Unit value, end of period .................................     $111.21     $107.04            $102.61
                                                                =======     =======            =======

Number of units outstanding, end of period (000's).........         165          81                 63
                                                                =======     =======            =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

                                   BALANCED FUND--EQUI-VEST / MOMENTUM** CONTRACTS

                                                                  YEARS ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------

                                      1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ------

Unit value, beginning of period ...  $30.92  $26.18  $28.85  $26.04  $27.17  $19.40  $19.69  $15.80  $13.95  $14.69
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Unit value, end of period .........  $34.06  $30.92  $26.18  $28.85  $26.04  $27.17  $19.40  $19.69  $15.80  $13.95
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Number of EQUI-VEST units
    outstanding, end of
    period (000's) ................  28,319  30,212  32,664  31,259  25,975  21,100  19,423  16,810  15,335  17,370
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Number of Momentum units
    outstanding, end of
    period (000's).................   1,057     957     776     348
                                     ======  ======  ======  ======

                                  BALANCED FUND--MOMENTUM PLUS CONTRACTS


                                                              YEARS ENDED DECEMBER 31,
                                                             -------------------------       SEPTEMBER 9, 1993*
                                                               1996    1995     1994        TO DECEMBER 31, 1993
                                                             -------  ------   -------      ---------------------

Unit value, beginning of period ...........................  $108.95   $92.22   $101.63            $100.00
                                                             =======  =======   =======            =======

Unit value, end of period .................................  $120.01  $108.95   $ 92.22            $101.63
                                                             =======  =======   =======            =======

Number of units outstanding, end of period (000's).........      417      336       188                  9
                                                             =======  =======   =======            =======

                                 BALANCED FUND--ENHANCED MOMENTUM PLUS CONTRACTS

                                                           SEPTEMBER 1, 1996*
                                                          TO DECEMBER 31, 1996
                                                          --------------------


Unit value, beginning of period........................          $100.00
                                                                 =======

Unit value, end of period..............................          $114.16
                                                                 =======

Number of units outstanding, end of period (000's).....               48
                                                                 =======

                          BALANCED FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                            YEARS ENDED DECEMBER 31,
                                                            -----------------------     JANUARY 3, 1994*
                                                               1996         1995      TO DECEMBER 31, 1994
                                                             -------      -------    ----------------------
Unit value, beginning of period ...........................  $108.26      $ 91.64           $100.00
                                                             =======      =======           =======

Unit value, end of period .................................  $119.26      $108.26           $ 91.64
                                                             =======      =======           =======

Number of units outstanding, end of period (000's).........      548          386               289
                                                             =======      =======           =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                    FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

                               AGGRESSIVE STOCK FUND--EQUI-VEST / MOMENTUM** CONTRACTS

                                                                 YEARS ENDED DECEMBER 31,
                                     ------------------------------------------------------------------------------

                                      1996    1995    1994     1993   1992    1991    1990    1989    1988    1987
                                     ------  ------  ------  ------  ------  ------  ------  ------  ------  ------

Unit value, beginning of period ...  $68.73  $52.88  $55.68  $48.30  $50.51  $27.36  $25.86  $18.09  $18.15  $18.33
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Unit value, end of period .........  $82.91  $68.73  $52.88  $55.68  $48.30  $50.51  $27.36  $25.86  $18.09  $18.15
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Number of EQUI-VEST units
    outstanding, end of
    period (000's) ................  27,945  25,821  24,787  21,496  17,986  12,962   9,545   8,134   8,972  10,180
                                     ======  ======  ======  ======  ======  ======  ======  ======  ======  ======

Number of Momentum units
    outstanding, end of
    period (000's) ................   1,281     969     620     258
                                     ======  ======  ======  ======

                                  AGGRESSIVE STOCK FUND--MOMENTUM PLUS CONTRACTS

                                                           YEARS ENDED DECEMBER 31,
                                                        -----------------------------     SEPTEMBER 9, 1993*
                                                          1996       1995       1994     TO DECEMBER 31, 1993
                                                        -------    -------    -------    ---------------------
Unit value, beginning of period ......................  $130.50    $100.49    $105.90          $100.00
                                                        =======    =======    =======          =======

Unit value, end of period ............................  $157.31    $130.50    $100.49          $105.90
                                                        =======    =======    =======          =======

Number of units outstanding, end of period (000's)....    1,070        718        350               12
                                                        =======    =======    =======          =======

                         AGGRESSIVE STOCK FUND--ENHANCED MOMENTUM PLUS CONTRACTS

                                                           SEPTEMBER 1, 1996
                                                         TO DECEMBER 31, 1996*
                                                       -------------------------

Unit value, beginning of period........................         $100.00
                                                                =======

Unit value, end of period..............................         $125.54
                                                                =======

Number of units outstanding, end of period (000's).....             109
                                                                =======

                                  AGGRESSIVE STOCK FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                        YEARS ENDED DECEMBER 31,
                                                       ------------------------    JANUARY 3, 1994*
                                                         1996           1995     TO DECEMBER 31, 1994
                                                        ------        -------    --------------------

Unit value, beginning of period ......................  $123.95        $ 95.45          $100.00
                                                        =======        =======          =======

Unit value, end of period ............................  $149.41        $123.95          $ 95.45
                                                        =======        =======          =======

Number of units outstanding, end of period (000's)....    2,468          1,310              664
                                                        =======        =======          =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

                              GROWTH INVESTORS FUND--MOMENTUM CONTRACTS

                                                                  YEARS ENDED DECEMBER 31,
                                                         --------------------------------------             JUNE 1, 1994*
                                                                 1996               1995                 TO DECEMBER 31, 1994
                                                         ------------------   -----------------       --------------------------

Unit value, beginning of period......................          $120.08             $ 96.31                  $100.00
                                                               =======             =======                  =======

Unit value, end of period............................          $133.40             $120.08                  $ 96.31
                                                               =======             =======                  =======

Number of units outstanding, end of period (000's)...              110                  57                       10
                                                               =======             =======                  =======

                           GROWTH INVESTORS FUND--MOMENTUM PLUS CONTRACTS

                                                                  YEARS ENDED DECEMBER 31,
                                                         ------------------------------------------       SEPTEMBER 9, 1993*
                                                             1996           1995              1994       TO DECEMBER 31, 1993
                                                         -----------     ----------     -----------     -----------------------


Unit value, beginning of period......................      $121.49        $ 97.45       $101.99                $100.00
                                                           =======        =======       =======                =======

Unit value, end of period............................      $134.95        $121.49       $ 97.45                $101.99
                                                           =======        =======       =======                =======

Number of units outstanding, end of period (000's)...          508            375           188                     13
                                                           =======        =======       =======                =======

                              GROWTH INVESTORS FUND--ENHANCED MOMENTUM PLUS CONTRACTS

                                                        SEPTEMBER 1, 1996
                                                      TO DECEMBER 31, 1996*
                                                      ---------------------


Unit value, beginning of period......................         $100.00
                                                              =======

Unit value, end of period............................         $116.95
                                                              =======

Number of units outstanding, end of period (000's)...              15
                                                              =======

                           GROWTH INVESTORS FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                         YEARS ENDED DECEMBER 31,
                                                     ------------------------------           JANUARY 3, 1994*
                                                         1996              1995            TO DECEMBER 31, 1994
                                                     -----------        -----------       -----------------------

Unit value, beginning of period......................   $120.08           $ 96.31               $100.00
                                                        =======           =======               =======

Unit value, end of period............................   $133.40           $120.08               $ 96.31
                                                        =======           =======               =======

Number of units outstanding, end of period (000's)...     3,325             2,113                 1,023
                                                        =======           =======               =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

                             CONSERVATIVE INVESTORS FUND--MOMENTUM CONTRACTS

                                                          YEARS ENDED DECEMBER 31,
                                                     ---------------------------------           JUNE 1, 1994*
                                                          1996              1995             TO DECEMBER 31, 1994
                                                     ---------------    --------------     -------------------------

Unit value, beginning of period......................    $112.97           $ 95.10                  $100.00
                                                         =======           =======                  =======


Unit value, end of period............................    $117.25           $112.97                  $ 95.10
                                                         =======           =======                  =======

Number of units outstanding, end of period (000's)...         18                11                        3
                                                         =======           =======                  =======

                             CONSERVATIVE INVESTORS FUND--MOMENTUM PLUS CONTRACTS

                                                              YEARS ENDED DECEMBER 31,
                                                        ----------------------------------        SEPTEMBER 9, 1993*
                                                           1996        1995         1994         TO DECEMBER 31, 1993
                                                        ---------    ---------   ---------     -------------------------

Unit value, beginning of period......................    $110.81      $ 93.29      $98.60               $100.00
                                                         =======      =======      ======               =======


Unit value, end of period............................    $114.99      $110.81      $93.29               $ 98.60
                                                         =======      =======      ======               =======

Number of units outstanding, end of period (000's)...        136          129          92                    10
                                                         =======      =======      ======               =======

                             CONSERVATIVE INVESTORS FUND--ENHANCED MOMENTUM PLUS CONTRACTS

                                                          SEPTEMBER 1, 1996
                                                         TO DECEMBER 31, 1996*
                                                     ---------------------------


Unit value, beginning of period......................       $100.00
                                                            =======

Unit value, end of period............................       $109.47
                                                            =======

Number of units outstanding, end of period (000's)...             5
                                                            =======

                                  CONSERVATIVE INVESTORS FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                                            YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------------------
                                                                  1996               1995                  1994
                                                           -------------         -----------           -----------
Unit value, beginning of period......................          $112.97             $ 95.10               $100.00
                                                               =======             =======               =======


Unit value, end of period............................          $117.25             $112.97               $ 95.10
                                                               =======             =======               =======


Number of units outstanding, end of period (000's)...              567                 491                   325
                                                               =======             =======               =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

                                           HIGH YIELD FUND--MOMENTUM CONTRACTS

                                                           YEARS ENDED DECEMBER 31,
                                                       ------------------------------        JUNE 1, 1994* TO
                                                           1996               1995          DECEMBER 31, 1994
                                                       -----------         ----------    ------------------------

Unit value, beginning of period .....................    $113.44            $ 95.88              $100.00
                                                         =======            =======              =======

Unit value, end of period ...........................    $137.53            $113.44              $ 95.88
                                                         =======            =======              =======

Number of units outstanding, end of period (000's) ..         18                  7                    1
                                                         =======            =======              =======

                                     HIGH YIELD FUND--MOMENTUM PLUS CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------        SEPTEMBER 9, 1993*
                                                            1996            1995         1994           TO DECEMBER 31, 1993
                                                       --------------   -----------   -----------     -------------------------

Unit value, beginning of period......................      $121.10        $102.37      $106.74                 $100.00
                                                           =======        =======      =======                 =======

Unit value, end of period............................      $146.80        $121.10      $102.37                 $106.74
                                                           =======        =======      =======                 =======

Number of units outstanding, end of period (000's)...           94             70           38                       1
                                                           =======        =======      =======                 =======

                               HIGH YIELD FUND--ENHANCED MOMENTUM PLUS CONTRACTS

                                                         SEPTEMBER 1, 1996
                                                       TO DECEMBER 31, 1996*
                                                     --------------------------


Unit value, beginning of period......................         $100.00
                                                              =======

Unit value, end of period............................         $127.46
                                                              =======

Number of units outstanding, end of period (000's)...               5
                                                              =======

                                HIGH YIELD FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                          YEARS ENDED DECEMBER 31,
                                                       ----------------------------          JANUARY 3, 1994*
                                                            1996           1995            TO DECEMBER 31, 1994
                                                       ------------    ------------     --------------------------

Unit value, beginning of period......................     $113.44         $ 95.88               $100.00
                                                          =======         =======               =======

Unit value, end of period............................     $137.53         $113.44               $ 95.88
                                                          =======         =======               =======

Number of units outstanding, end of period (000's)...         444             209                    99
                                                          =======         =======               =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

                                          GLOBAL FUND--MOMENTUM CONTRACTS


                                                            YEARS ENDED DECEMBER 31,
                                                        ------------------------------           JUNE 1, 1994*
                                                            1996              1995           TO DECEMBER 31, 1994
                                                        -------------     ------------       -----------------------

Unit value, beginning of period......................     $122.06            $104.12                $100.00
                                                          =======            =======                =======

Unit value, end of period............................     $138.00            $122.06                $104.12
                                                          =======            =======                =======

Number of units outstanding, end of period (000's)...         116                 62                     16
                                                          =======            =======                =======

                                          GLOBAL FUND--MOMENTUM PLUS CONTRACTS

                                                                     YEARS ENDED DECEMBER 31,
                                                        ----------------------------------------------      SEPTEMBER 9, 1993*
                                                            1996               1995            1994        TO DECEMBER 31, 1993
                                                        -------------      -----------     -----------    ------------------------

Unit value, beginning of period......................      $124.30           $106.04         $102.14             $100.00
                                                           =======           =======         =======             ========

Unit value, end of period............................      $140.51           $124.30         $106.04             $102.14
                                                           =======           =======         =======             =======

Number of units outstanding, end of period (000's)...          459               391             223                   8
                                                           =======           =======         =======             =======

                                   GLOBAL FUND--ENHANCED MOMENTUM PLUS CONTRACTS

                                                         SEPTEMBER 1, 1996
                                                       TO DECEMBER 31, 1996*
                                                     -------------------------


Unit value, beginning of period......................       $100.00
                                                            =======

Unit value, end of period............................       $116.37
                                                            =======

Number of units outstanding, end of period (000's)...            13
                                                            =======

                               GLOBAL FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                              YEARS ENDED DECEMBER 31,
                                                       ---------------------------------            JANUARY 3, 1994*
                                                            1996               1995               TO DECEMBER 31, 1994
                                                       ---------------     -------------       -------------------------

Unit value, beginning of period......................      $122.06            $104.12                  $100.00
                                                           =======            =======                  =======

Unit value, end of period............................      $138.00            $122.06                  $104.12
                                                           =======            =======                  =======

Number of units outstanding, end of period (000's)...        2,995              2,121                    1,305
                                                           =======            =======                  =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

                                 GROWTH & INCOME FUND--MOMENTUM CONTRACTS

                                                               YEARS ENDED DECEMBER 31,
                                                        -------------------------------------                JUNE 1, 1994*
                                                              1996                 1995                  TO DECEMBER 31, 1994
                                                        ---------------       ---------------         --------------------------

Unit value, beginning of period......................       $121.02                $ 98.86                    $100.00
                                                            =======                =======                    =======

Unit value, end of period............................       $143.37                $121.02                    $ 98.86
                                                            =======                =======                    =======

Number of units outstanding, end of period (000's)...            41                     17                          4
                                                            =======                =======                    =======

                                 GROWTH & INCOME FUND--MOMENTUM PLUS CONTRACTS

                                                                 YEARS ENDED DECEMBER 31,
                                                        -------------------------------------                JUNE 1, 1994*
                                                              1996                  1995                 TO DECEMBER 31, 1994
                                                        ---------------       ---------------         --------------------------

Unit value, beginning of period......................       $121.25               $ 99.06                     $100.00
                                                            =======               =======                     =======

Unit value, end of period............................       $143.63               $121.25                     $ 99.06
                                                            =======               =======                     =======

Number of units outstanding, end of period (000's)...           121                    67                           9
                                                            =======               =======                     =======

                           GROWTH & INCOME FUND--ENHANCED MOMENTUM PLUS CONTRACTS

                                                         SEPTEMBER 1, 1996
                                                       TO DECEMBER 31, 1996*
                                                      ----------------------


Unit value, beginning of period......................         $100.00
                                                              =======

Unit value, end of period............................         $123.61
                                                              =======

Number of units outstanding, end of period (000's)...               3
                                                              =======

                           GROWTH & INCOME FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                                 YEARS ENDED DECEMBER 31,
                                                        -------------------------------------              JANUARY 3, 1994*
                                                             1996                   1995                 TO DECEMBER 31, 1994
                                                        --------------        ---------------         --------------------------

Unit value, beginning of period......................      $121.02                $ 98.86                     $100.00
                                                           =======                =======                     =======

Unit value, end of period............................      $143.37                $121.02                     $ 98.86
                                                           =======                =======                     =======

Number of units outstanding, end of period (000's)...          975                    498                         210
                                                           =======                =======                     =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

                                        QUALITY BOND FUND--MOMENTUM CONTRACTS

                                                             YEARS ENDED DECEMBER 31,
                                                        ---------------------------------              JUNE 1, 1994*
                                                            1996                1995               TO DECEMBER 31, 1994
                                                        -------------       -------------        ------------------------

Unit value, beginning of period......................      $108.38             $ 93.87                   $100.00
                                                           =======             =======                   =======

Unit value, end of period............................      $112.65             $108.38                   $ 93.87
                                                           =======             =======                   =======

Number of units outstanding, end of period (000's)...            7                   4                         1
                                                           =======             =======                   =======

                                        QUALITY BOND FUND--MOMENTUM PLUS CONTRACTS

                                                               YEARS ENDED DECEMBER 31,
                                                        ---------------------------------              JUNE 1, 1994*
                                                             1996               1995               TO DECEMBER 31, 1994
                                                        -------------       -------------        ------------------------

Unit value, beginning of period......................      $114.38             $ 99.07                   $100.00
                                                           =======             =======                   =======

Unit value, end of period............................      $118.87             $114.38                   $ 99.07
                                                           =======             =======                   =======

Number of units outstanding, end of period (000's)...           28                  17                         3
                                                           =======             =======                   =======

                           QUALITY BOND FUND--ENHANCED MOMENTUM PLUS CONTRACTS

                                                       SEPTEMBER 1, 1996*
                                                      TO DECEMBER 31, 1996
                                                     -----------------------


Unit value, beginning of period......................        $100.00
                                                             ========

Unit value, end of period............................        $108.84
                                                             =======

Number of units outstanding, end of period (000's)...              1
                                                             =======

                          QUALITY BOND FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                             YEARS ENDED DECEMBER 31,
                                                        ---------------------------------            JANUARY 3, 1994*
                                                            1996                1995               TO DECEMBER 31, 1994
                                                        -------------       -------------        ------------------------

Unit value, beginning of period......................      $108.38             $ 93.87                   $100.00
                                                           =======             =======                   =======

Unit value, end of period............................      $112.65             $108.38                   $ 93.87
                                                           =======             =======                   =======

Number of units outstanding, end of period (000's)...          196                 135                        53
                                                           =======             =======                   =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

DECEMBER 31, 1996

                                         EQUITY INDEX FUND--MOMENTUM CONTRACTS

                                                             YEARS ENDED DECEMBER 31,
                                                        ---------------------------------              JUNE 1, 1994*
                                                            1996                 1995              TO DECEMBER 31, 1994
                                                        -------------       -------------        ------------------------

Unit value, beginning of period......................      $135.94             $100.95                   $100.00
                                                           =======             =======                   =======

Unit value, end of period............................      $164.12             $135.94                   $100.95
                                                           =======             =======                   =======

Number of units outstanding, end of period (000's)...           51                  12                         1
                                                           =======             =======                   =======

                                   EQUITY INDEX FUND--MOMENTUM PLUS CONTRACTS

                                                             YEARS ENDED DECEMBER 31,
                                                        ---------------------------------              JUNE 1, 1994*
                                                            1996                1995               TO DECEMBER 31, 1994
                                                        -------------       -------------        ------------------------

Unit value, beginning of period......................      $135.92             $100.94                   $100.00
                                                           =======             =======                   =======

Unit value, end of period............................      $164.08             $135.92                   $100.94
                                                           =======             =======                   =======

Number of units outstanding, end of period (000's)...          128                  44                         3
                                                           =======             =======                   =======

                             EQUITY INDEX FUND--ENHANCED MOMENTUM PLUS CONTRACTS

                                                           SEPTEMBER 1, 1996*
                                                          TO DECEMBER 31, 1996
                                                         -----------------------


Unit value, beginning of period......................           $100.00
                                                                =======

Unit value, end of period............................           $139.70
                                                                =======

Number of units outstanding, end of period (000's)...                 4
                                                                =======

                             EQUITY INDEX FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                              YEARS ENDED DECEMBER 31,
                                                        ---------------------------------             JUNE 1, 1994*
                                                             1996               1995              TO DECEMBER 31, 1994
                                                        -------------       -------------       -------------------------

Unit value, beginning of period......................      $135.94             $100.95                   $100.00
                                                           =======             =======                   =======

Unit value, end of period............................      $164.12             $135.94                   $100.95
                                                           =======             =======                   =======

Number of units outstanding, end of period (000's)...        1,486                 592                        47
                                                           =======             =======                   =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.

                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

SEPARATE ACCOUNT A
NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

DECEMBER 31, 1996

                                    INTERNATIONAL FUND--MOMENTUM CONTRACTS

                                                                  YEAR ENDED
                                                                 DECEMBER 31,                         SEPTEMBER 1, 1994*
                                                                     1996                            TO DECEMBER 31, 1995
                                                           ---------------------------         -------------------------------

Unit value, beginning of period............................         $104.15                                $100.00
                                                                    =======                                =======

Unit value, end of period..................................         $112.82                                $104.15
                                                                    =======                                =======

Number of units outstanding, end of period (000's).........              19                                      0
                                                                    =======                                =======

                                     INTERNATIONAL FUND--MOMENTUM PLUS CONTRACTS

                                                                    YEAR ENDED
                                                                   DECEMBER 31,                      SEPTEMBER 1, 1994* TO
                                                                       1996                            DECEMBER 31, 1995
                                                           -----------------------------       -------------------------------

Unit value, beginning of period............................         $104.15                                $100.00
                                                                    =======                                =======

Unit value, end of period..................................         $112.81                                $104.15
                                                                    =======                                =======

Number of units outstanding, end of period (000's).........              54                                      3
                                                                    =======                                =======

                 INTERNATIONAL FUND--ENHANCED MOMENTUM CONTRACTS

                                                          SEPTEMBER 1, 1996
                                                        TO DECEMBER 31, 1996*
                                                       ------------------------


Unit value, beginning of period.......................           $100.00
                                                                 =======

Unit value, end of period.............................           $112.96
                                                                 =======

Number of units outstanding, end of period (000's)....                21
                                                                 =======

                             INTERNATIONAL FUND--EQUI-VEST SERIES 300 AND 400 CONTRACTS

                                                                    YEAR ENDED
                                                                   DECEMBER 31,                        SEPTEMBER 1, 1994*
                                                                       1996                           TO DECEMBER 31, 1995
                                                           -----------------------------       -------------------------------

Unit value, beginning of period............................         $104.15                                $100.00
                                                                    =======                                =======

Unit value, end of period..................................         $112.83                                $104.15
                                                                    =======                                =======

Number of units outstanding, end of period (000's).........             763                                    141
                                                                    =======                                =======

-------------------
 *Date on which units were made available for sale.
**The Momentum Contracts were first introduced for sale on February 15, 1993.


                                     FSA-30

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10, 1997
                                      F-1

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of
        Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the  first  quarter  of 1995,  the  Company  adopted  SFAS  No.  114,
        "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  Board  of  Directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2)
        million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31,

        1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In  1991,   management  adopted  a  plan  to  discontinue  the  business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its
        $100.0  million   revolving  credit  facility  and  its  $100.0  million
        commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

 9)     FEDERAL INCOME TAXES

        A  summary  of  the  Federal   income  tax  expense   (benefit)  in  the
        consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law
        Section 4226 and deceptive practices under New York General Business Law
        Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing

        Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled  Fletcher,  et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney
        C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston
        General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net
        (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125 -$27.75                6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00 -$33.50                11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625 -$15.9375             1.3                 4.76             $12.97                1.2                $12.58
        $16.3125 -$19.75               1.1                 8.19             $19.13                 .2                $18.69
        $19.875  -$19.875              1.0                 7.36             $19.88                 .4                $19.88
        $20.75   -$24.375               .9                 8.46             $22.05                 .3                $21.84
        $24.375  -$25.125               .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625 -$25.125              5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================

22)     SUBSEQUENT EVENTS (UNAUDITED)

        On June 10, 1997, Equitable Life sold EREIM (other than EQ Services, Inc. and its interest in Column Financial, Inc.) to Lend Lease
        Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note maturing in eight years and bearing interest at the rate of 7.4%, subject to certain adjustments. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements pursuant to which EREIM will continue to provide to Equitable Life's General Account and Separate Accounts substantially the same services, for substantially the same fees, as provided prior to the sale.

        The businesses sold reported combined revenues of $226.1 million and combined net earnings of $30.7 million in 1996. Total combined assets and liabilities as reported at December 31, 1996 were $171.8 million and $130.1 million, respectively.

        On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for the six months ended June 30, 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million.